SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                _______________


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event reported) August 17, 1998

                             Universal Bank, N.A.
               (Originator of the Universal Card Master Trust)
                         Universal Card Master Trust
                     (Issuer of the Asset Backed Certificates)
            (Exact name of registrant as specified in its charter)

United States of America        33-93806            58-1885168
(State or Other           (Commission File            (IRS Employer
Jurisdiction of            Number)               Identification
Incorporation)                                               Number)


   200 Brookstone Centre, Suite 110
          Columbus, GA  31904                           31904
(Address of Principal Executive Office)               (Zip Code)


Registrants telephone number, including area code (706) 562-2200


                               N/A
        (Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Items 1-4.        Not Applicable

Item 5.                 The Certificateholder Statements for the month ending
                  July 31, 1998 for the Universal Card Master Trust Series 1995-1, Series 1995-2, Series 1995-3, Series 1996-1, Series
                  1996-2, Series 1996-3, and Series 1997-1 Certificates were distributed on August 17, 1998.

Item 6.                 Not Applicable.

Item 7.                 Exhibits.

      The following are filed as Exhibits to this Report under Exhibits 20.1, 20.2, 20.3, 20.4, 20.5, 20.6, and 20.7.

      Exhibit 20.1                  Monthly Servicing Report dated
                                                August 17, 1998 with respect
                              to the
                                                Universal Card Master Trust
                                                Series 1995-1.

      Exhibit 20.2                  Monthly Servicing Report dated
                                                August 17, 1998 with respect
                              to the
                                                Universal Card Master Trust
                                                Series 1995-2.

      Exhibit 20.3                  Monthly Servicing Report dated
                                                August 17, 1998 with respect
                              to the
                                                Universal Card Master Trust
                                                Series 1995-3.

      Exhibit 20.4                  Monthly Servicing Report dated
                                                August 17, 1998 with respect
                              to the
                                                Universal Card Master Trust
                                                Series 1996-1.

      Exhibit 20.5                  Monthly Servicing Report dated
                                                August 17, 1998 with respect
                              to the
                                                Universal Card Master Trust
                                                Series 1996-2.



      Exhibit 20.6                  Monthly Servicing Report dated
                                                August 17, 1998 with respect
                              to the  Universal Card Master Trust Series
                                                1996-3.

      Exhibit 20.7                  Monthly Servicing Report dated
                                                August 17, 1998 with respect
                              to the  Universal Card Master Trust Series
                                                1997-1.


                                  SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          UNIVERSAL BANK, N.A.



                                          By:  /s/ Meridith Jarrell
                                            Name:      Meridith Jarrell
                                              Title:  President & Chief
                                                     Operating Officer

                                 EXHIBIT INDEX


Exhibit                       Description                         Page

20.1                          Monthly Servicing Report dated
                              August 17, 1998 with respect to the
                              Universal Card Master Trust
                              Series 1995-1.

20.2                          Monthly Servicing Report dated
                              August 17, 1998 with respect to the
                              Universal Card Master Trust
                              Series 1995-2.

20.3                          Monthly Servicing Report dated
                              August 17, 1998 with respect to the
                              Universal Card Master Trust
                              Series 1995-3.

20.4                          Monthly Servicing Report dated
                              August 17, 1998 with respect to the
                              Universal Card Master Trust
                              Series 1996-1.

20.5                                                  Monthly Servicing
                              Report dated
                                                      August 17, 1998 with
                              respect to the
                                                      Universal Card Master
                              Trust
                                                      Series 1996-2.

20.6                                                  Monthly Servicing
                              Report dated
                                                      August 17, 1998 with
                              respect to the  Universal Card Master Trust
                              Series
                                                      1996-3.

20.7                                                  Monthly Servicing
                              Report dated
                                                      August 17, 1998 with
                              respect to the  Universal Card Master Trust
                              Series
                                                      1997-1.

     Universal Bank, N.A.
     Credit Card Asset Backed Securities

     Universal Card  Master Trust
     Series 1995-1

     Monthly Report                               31-Jul-98
     Distribution Date                            17-Aug-98
     -------------------------------------------------------------------------

     Monthly Trust Activity                    Class A           Class B

     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Beginning Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor          870,000,000.00     60,000,000.00
     Amount
     Adjusted Invested /Transferor Amount    870,000,000.00     60,000,000.00
     Floating Allocation Percentage             87.0000000%        6.0000000%
     Principal Allocation Percentage            87.0000000%        6.0000000%
     Finance Charge Collections               12,362,300.32        852,572.44
     Total Yield
     Trust Portfolio Yield
     Principal Collections                   145,337,324.49     10,023,263.76
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                  3,678,595.79        253,696.26
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                  447,661.83         30,873.23
     Adjustments
     New Receivables
     Ending Principal Receivables Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                                               0.00
     Charged-Off Principal                             0.00              0.00
     Reimbursed Principal                              0.00              0.00
     Ending Invested/Transferor Amounts                0.00              0.00
     -------------------------------------------------------------------------
     Group I Information                    Series 1995-1     Series 1995-3
     Invested Amount                       1,000,000,000.00    750,000,000.00
     Average Rate                                  5.79881%          5.89311%
     Investor Finance Charge Collections      14,724,094.43     11,043,070.82
     Investor Principal Collections          167,054,395.97    125,290,796.97
     Investor Default Amount Due               4,228,271.03      3,171,203.27
     Investor Monthly Interest Due             4,992,472.67      3,805,397.91
     Investor Monthly Fees Due                 1,666,666.67      1,250,000.00
     Investor Additional Amounts Due                   0.00              0.00
     -------------------------------------------------------------------------
     Monthly Funding Requirements              Class A           Class B
     Investor Coupon                               5.77922%          5.89922%
     Investor Monthly Interest Due             4,329,598.98        304,793.03
     Investor Outstanding Interest Due                 0.00              0.00
     Investor Additional Interest Due                 0.00              0.00
     Investor Total Interest Due               4,329,598.98        304,793.03
     Investor  Default Amount Due              3,678,595.79        253,696.26
     Investor Monthly Fees Due                 1,450,000.00        100,000.00
     Investor Additional Amounts Due                  0.00              0.00
     Total Due                                 9,458,194.78        658,489.30
     -------------------------------------------------------------------------
     Reallocated Investor Finance Charge
     Collections
     Interest/Principal/Spread
     Investment Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield
     Base Rate

     -------------------------------------------------------------------------
     Application of Collections                Class A           Class B
     Available Funds                          12,821,507.53        882,115.14
     Monthly Interest Paid                     4,329,598.98        304,793.03
     Investor Default Amount Paid              3,678,595.79              0.00
     Excess Spread                             4,813,312.75        577,322.11
     -------------------------------------------------------------------------
     Monthly Interest Shortfall                        0.00              0.00
     Investor Default Amount Shortfall                 0.00        253,696.26
     Required Amount                                   0.00        253,696.26
     -------------------------------------------------------------------------
     Monthly Interest Paid                             0.00              0.00
     Investor Default Paid                             0.00        253,696.26
     Investor Additional Amounts Paid                  0.00              0.00
     Servicing Fee Paid
     Excess Finance Charge Collections
     -------------------------------------------------------------------------
     Reallocated Principal                                               0.00
     Monthly Interest Paid                             0.00              0.00
     Investor Default Paid                             0.00              0.00
     -------------------------------------------------------------------------
     Outstanding Monthly Interest                      0.00              0.00
     Principal Charge-Offs                             0.00              0.00
     -------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount
     Principal Funding Account Deposit
     Principal Funding Account Balance
     -------------------------------------------------------------------------
     Certificates                              Class A           Class B
     Beginning Certificates Balance          870,000,000.00     60,000,000.00
     Interest Distribution                    12,709,467.98        894,715.03
     Principal Distribution                  870,000,000.00     60,000,000.00
     Total Distribution                      882,709,467.98     60,894,715.03
     Ending Certificate Balance                        0.00              0.00
     Pool Factor                                  0.000000%         0.000000%
     Total Distribution Per 1,000                1,014.6086        1,014.9119
     Certificate
     Interest Distribution Per 1,000                14.6086           14.9119
     Certificate
     Principal Distribution Per 1,000            1,000.0000        1,000.0000
     Certificate

     1st   Collection Account Deposit          4,189,934.50        294,961.00
     2nd Collection Accounts Deposit           4,189,934.50        294,961.00
     3rd Collection Accounts Deposit           4,329,598.98        304,793.03
     Quarterly Interest Distribution          12,709,467.98        894,715.03


     Delinquencies                              1-30              31-60

     Number of Accounts                             274,949            57,224
     Balance of Accounts                        591,629,102       139,343,009

     31+Days Delinquency Rate                                         2.9581%

     Change in Account Owner Retained                                 0.0000%
     Interest

     Prior Month Account Owner Retained                               0.0000%
     Interest Factor
     Current Month Account Owner                                      0.0000%
     Retained Interest Factor

     Monthly Trust Activity                 CIA Investor        Investor
                                                                Interest
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Beginning Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor           70,000,000.00  1,000,000,000.00
     Amount
     Adjusted Invested /Transferor Amount     70,000,000.00  1,000,000,000.00
     Floating Allocation Percentage              7.0000000%       82.8826837%
     Principal Allocation Percentage             7.0000000%       82.8826837%
     Finance Charge Collections                  994,667.84     14,209,540.60
     Total Yield
     Trust Portfolio Yield
     Principal Collections                    11,693,807.72    167,054,395.97
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                    295,978.97      4,228,271.03
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                   36,018.77        514,553.83
     Adjustments
     New Receivables
     Ending Principal Receivables Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                             0.00
     Charged-Off Principal                             0.00
     Reimbursed Principal                              0.00
     Ending Invested/Transferor Amounts                0.00              0.00
     -------------------------------------------------------------------------
     Group I Information                    Series 1996-1     Series 1996-2
     Invested Amount                       1,000,000,000.00  1,000,000,000.00
     Average Rate                                  5.83686%          5.78961%
     Investor Finance Charge Collections      14,724,094.43     14,724,094.43
     Investor Principal Collections          167,054,395.97    167,054,395.97
     Investor Default Amount Due               4,228,271.03      4,228,271.03
     Investor Monthly Interest Due             5,025,426.39      4,983,777.43
     Investor Monthly Fees Due                 1,666,666.67      1,666,666.67
     Investor Additional Amounts Due                   0.00              0.00
     -------------------------------------------------------------------------
     Monthly Funding Requirements           CIA Investor          Total
     Investor Coupon                               5.94051%
     Investor Monthly Interest Due               358,080.65      4,992,472.67
     Investor Outstanding Interest Due                 0.00              0.00
     Investor Additional Interest Due                 0.00              0.00
     Investor Total Interest Due                 358,080.65      4,992,472.67
     Investor  Default Amount Due                295,978.97      4,228,271.03
     Investor Monthly Fees Due                   116,666.67      1,666,666.67
     Investor Additional Amounts Due                  0.00              0.00
     Total Due                                   770,726.29     10,887,410.37
     -------------------------------------------------------------------------
     Reallocated Investor Finance Charge                        14,701,919.00
     Collections
     Interest/Principal/Spread                                      30,838.00
     Investment Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield                                   12.61%
     Base Rate                                                          7.99%
     -------------------------------------------------------------------------
     Application of Collections             CIA Investor          Total
     Available Funds                           1,029,134.33     14,732,757.00
     Monthly Interest Paid                             0.00      4,634,392.02
     Investor Default Amount Paid                      0.00      3,678,595.79
     Excess Spread                             1,029,134.33      6,419,769.18

     -------------------------------------------------------------------------
     Monthly Interest Shortfall                                          0.00
     Investor Default Amount Shortfall                             253,696.26
     Required Amount                                               253,696.26
     -------------------------------------------------------------------------
     Monthly Interest Paid                       358,080.65        358,080.65
     Investor Default Paid                       295,978.97        549,675.23
     Investor Additional Amounts Paid                  0.00              0.00
     Servicing Fee Paid                                          1,666,666.67
     Excess Finance Charge Collections                           3,845,346.63
     -------------------------------------------------------------------------
     Reallocated Principal                             0.00              0.00
     Monthly Interest Paid
     Investor Default Paid                                               0.00
     -------------------------------------------------------------------------
     Outstanding Monthly Interest                      0.00
     Principal Charge-Offs                             0.00
     -------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                          1,000,000,000.00
     Principal Funding Account Deposit                         916,278,937.37
     Principal Funding Account Balance                                   0.00
     -------------------------------------------------------------------------
     Certificates                           CIA Investor          Total
     Beginning Certificates Balance           70,000,000.00  1,000,000,000.00
     Interest Distribution                       358,080.65     13,962,263.67
     Principal Distribution                   70,000,000.00  1,000,000,000.00
     Total Distribution                       70,358,080.65  1,013,962,263.67
     Ending Certificate Balance                        0.00              0.00
     Pool Factor                                  0.000000%
     Total Distribution Per 1,000                1,005.1154
     Certificate
     Interest Distribution Per 1,000                 5.1154
     Certificate
     Principal Distribution Per 1,000            1,000.0000
     Certificate

     1st   Collection Account Deposit                            4,484,895.50
     2nd Collection Accounts Deposit                             4,484,895.50
     3rd Collection Accounts Deposit                             4,634,392.02
     Quarterly Interest Distribution                            13,604,183.02


     Delinquencies                              61-90            91-120

     Number of Accounts                              31,011            20,756
     Balance of Accounts                         90,203,525        66,137,134

     31+Days Delinquency Rate

     Change in Account Owner Retained              (948.86) CIA Investor
     Interest                                               Interest Reduced
                                                            Margin

     Monthly Trust Activity                  Transferor          Series
                                              Interest         Allocations
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Beginning Total Principal Balance
     Series Allocation Percentage                                       9.13%
     Beginning Invested /Transferor          206,524,637.94  1,206,524,637.94
     Amount
     Adjusted Invested /Transferor Amount    206,524,637.94  1,206,524,637.94
     Floating Allocation Percentage             17.1173163%      100.0000000%
     Principal Allocation Percentage            17.1173163%      100.0000000%
     Finance Charge Collections                2,934,620.23     17,144,160.83
     Total Yield
     Trust Portfolio Yield
     Principal Collections                    34,500,848.64    201,555,244.61
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                    873,242.14      5,101,513.17
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                  106,268.04        620,821.87
     Adjustments
     New Receivables
     Ending Principal Receivables Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts    1,179,408,961.04  1,179,408,961.04
     -------------------------------------------------------------------------
     Group I Information                    Series 1996-3     Series 1997-1
     Invested Amount                       1,000,000,000.00  1,000,000,000.00
     Average Rate                                  5.82231%          5.82661%
     Investor Finance Charge Collections      14,724,094.43     14,724,094.43
     Investor Principal Collections          167,054,395.97    167,054,395.97
     Investor Default Amount Due               4,228,271.03      4,228,271.03
     Investor Monthly Interest Due             5,012,698.05      5,014,454.17
     Investor Monthly Fees Due                 1,666,666.67      1,666,666.67
     Investor Additional Amounts Due                   0.00              0.00
     -------------------------------------------------------------------------


     Delinquencies                              121+              Total

     Number of Accounts                              27,094           411,034
     Balance of Accounts                         95,417,917    982,730,687.06

     Monthly Trust Activity                     Trust
                                               Totals
     Beginning Principal  Receivables     13,221,499,157.37
     Balance
     Special Funding Account Balance                   0.00
     Beginning Total Principal Balance    13,221,499,157.37
     Series Allocation Percentage
     Beginning Invested /Transferor
     Amount
     Adjusted Invested /Transferor Amount
     Floating Allocation Percentage
     Principal Allocation Percentage
     Finance Charge Collections              187,871,429.11
     Total Yield                                     17.05%
     Trust Portfolio Yield                           12.59%
     Principal Collections                 2,208,709,555.49
     Discount Percentage                              0.00%
     Discount Option Receivable                        0.00
     Collections
     Monthly Payment Rate                            16.71%
     Defaults                                 55,904,081.84
     Monthly Default Rate                             5.07%
     Net Monthly Default Rate                         4.46%
     Recoveries                                6,803,173.01
     Adjustments                            (19,508,639.61)
     New Receivables                       1,947,962,371.76
     Ending Principal Receivables Balance 12,924,356,531.41
     Minimum Series Required Balance                   0.00
     Special Funding Account Balance                   0.00
     Ending Total Principal Balance       12,924,356,531.41

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts   12,924,356,531.41
     -------------------------------------------------------
     Group I Information                     Group Total
     Invested Amount                       5,750,000,000.00
     Average Rate                                  5.82505%
     Investor Finance Charge Collections      84,663,542.98
     Investor Principal Collections          960,562,776.80
     Investor Default Amount Due              24,312,558.41
     Investor Monthly Interest Due            28,834,226.61
     Investor Monthly Fees Due                 9,583,333.33
     Investor Additional Amounts Due                   0.00
     -------------------------------------------------------

     Group:                               Group 1
     Series:                              Series 1995-1
     Supplement Date:                     01-Aug-95


     MONTHLY STATEMENT
     UNIVERSAL CARD MASTER TRUST
     SERIES 1995-1

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Universal Card Services Corp. ("UCS") as Servicer, Universal Bank, N.A. as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1995-1 Supplement dated as of 08/01/95 (the "Supplement") among UCS, Universal Bank, N.A. and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1995-1 Certificateholders and the performance of the Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 08/17/98 with respect to the performance of the Trust during the month of 07/01/98 to 07/31/98 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.
 A)  Information regarding distribution
     in
     respect of the Class A Certificates
     per $1,000 original certificate
     principal amount.

(1)  The total amount of the
     distribution in respect of Class A
     Certificates, per $1,000 original
     certificate principal amount                            $1,014.60858389

(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class A
     Certificates, per $1,000 original
     certificate principal amount                               $14.60858389

(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class A
     Certificates, per $1,000 original
     certificate principal amount                            $1,000.00000000

 B)  Class A Investor Charge Offs and
     Reimbursement of Charge Offs
(1)  The amount of Class A Investor
     Charge Offs                                                       $0.00
(2)  The amount of Class A Investors
     Charge Offs set forth in paragraph 1
     above, per $1,000 original
     certificate
     principal amount                                                  $0.00
(3)  The total amount reimbursed in
     respect of Class A Investor Charge
     Offs                                                              $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                      $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the
     Class A Certificates exceeds the
     Class
     A Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                 $0.00

 C)  Information regarding distributions
     in
     respect of the Class B Certificates,
     per $1,000 original certificate
     principal amount
(1)  The total amount of the
     distribution in respect of Class B
     Certificates, per $1,000 original
     certificate principal amount                             1,014.91191722
(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class B
     Certificates, per $1,000 original
     certificate principal amount                                14.91191722
(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class B
     Certificates, per $1,000 original
     certificate principal amount                                  $1,000.00

 D)  Amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of
     Class B Invested Amount
(1)  The amount of reductions in Class
     B Invested Amount pursuant to
     clauses
     (c), (d), and (e) of the definition
     of
     Class B Invested Amount                                           $0.00

(2)  The amount of reductions in
     the Class B Invested Amount set
     forth
     in paragraph 1 above, per $1,000
     original certificate principal                                    $0.00
     amount
(3)  The total amount reimbursed in
     respect of such reductions in the
     Class B Invested Amount                                           $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                      $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the
     Class B Certificates exceeds the
     Class
     B Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                 $0.00

E)   Information regarding certain
     distributions to the Collateral
     Interest Holder
(1)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of interest on the Collateral
     Invested
     Amount                                                      $358,080.65
(2)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of principal on the Collateral
     Invested Amount                                          $70,000,000.00

 F)  Amount of reductions in Collateral
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of
     Collateral Invested Amount
(1)  The amount of reductions in the
     Collateral Invested Amount pursuant
     to
     clauses (c), (d), and (e) of the
     definition of Collateral Invested
     Amount                                                            $0.00
(2)  The total amount reimbursed in
     respect of such reductions in the
     Collateral Invested Amount                                        $0.00

     UNIVERSAL CARD SERVICES CORP.,
        Servicer

     By:  /s/Tom Donahue
          Name:   Thomas Donahue
          Title:  Servicing Officer

RECEIVABLES  ---

Beginning of the Month Principal                            $13,221,499,157.37
Receivables:
Beginning of the Month Finance Charge                        $152,090,028.33
Receivables:
Beginning of the Month Discounted                                      $0.00
Receivables:
Beginning of the Month Premium                                         $0.00
Receivables:
Beginning of the Month Total Receivables:                   $13,373,589,185.70


Removed Principal Receivables:                                         $0.00
Removed Finance Charge Receivables:                                    $0.00
Removed Total Receivables:                                             $0.00


Additional Principal Receivables:                                      $0.00
Additional Finance Charge Receivables:                                 $0.00
Additional Total Receivables:                                          $0.00


Discounted Receivables Generated this                                  $0.00
Period:
Premium Receivables Generated this                                     $0.00
Period:
End of the Month Principal Receivables:                     $12,924,356,531.41
End of the Month Finance Charge                              $154,124,723.43
Receivables:
End of the Month Discounted Receivables:                               $0.00
End of the Month Premium Receivables:                                  $0.00
End of the Month Total Receivables:                         $13,078,481,254.84


Special Funding Account Balance                                        $0.00
Aggregate Invested Amount (all Master                       $10,958,333,333.33
Trust Series)

End of the Month Total Transferor Amount                    $2,120,147,921.51


DELINQUENCIES AND LOSSES ---
                                                            RECEIVABLES
End of the Month Delinquencies:
   31-60 Days Delinquent                                     $139,343,008.67
   61-90 Days Delinquent                                      $90,203,525.49
   91+ Days Delinquent                                       $161,555,051.25

   Total 31+ Days Delinquent                                 $391,101,585.41

Defaulted Accounts During the Month                           $55,904,081.84

INVESTED AMOUNTS ---

Class A Initial Invested Amount               $870,000,000
Class B Initial Invested Amount                $60,000,000
Collateral Initial Invested Amount             $70,000,000
INITIAL INVESTED AMOUNT                                       $1,000,000,000

Class A Invested Amount                    $870,000,000.00
Class B Invested Amount                     $60,000,000.00
Collateral Invested Amount                  $70,000,000.00
INVESTED AMOUNT                                               $1,000,000,000


Class A Adjusted Invested Amount           $870,000,000.00
Class B Adjusted Invested Amount            $60,000,000.00
Collateral Invested Amount                  $70,000,000.00
ADJUSTED INVESTED AMOUNT                                      $1,000,000,000


MONTHLY SERVICING FEE                                          $1,666,666.67


INVESTOR DEFAULT AMOUNT                                        $4,228,271.03


GROUP 1 INFORMATION


WEIGHTED AVERAGE CERTIFICATE RATE FOR                                5.82505%
ALL SERIES
IN GROUP 1

GROUP 1 INVESTOR FINANCE CHARGE                               $84,663,542.98
COLLECTIONS
GROUP 1 INVESTOR ADDITIONAL AMOUNTS                                    $0.00
GROUP 1 INVESTOR DEFAULT AMOUNT                               $24,312,558.41
GROUP 1 INVESTOR MONTHLY FEES                                  $9,583,333.33
GROUP 1 INVESTOR MONTHLY INTEREST                             $28,834,226.61


SERIES 1995-1 INFORMATION
SERIES 1995-1 ALLOCATION PERCENTAGE                                     9.13%
SERIES 1995-1 ALLOCABLE FINANCE CHARGE                        $17,144,160.83
COLLECTIONS
SERIES 1995-1 ADDITIONAL AMOUNTS                                       $0.00
SERIES 1995-1 ALLOCABLE DEFAULTED AMOUNT                       $5,101,513.17
SERIES 1995-1 MONTHLY FEES                                     $1,666,666.67
SERIES 1995-1 ALLOCABLE PRINCIPAL                            $201,555,244.61
COLLECTIONS
SERIES 1995-1 REQUIRED TRANSFEROR AMOUNT                      $70,000,000.00
FLOATING ALLOCATION PERCENTAGE                                         82.88%

INVESTOR FINANCE CHARGE COLLECTIONS                           $14,209,540.60
INVESTOR DEFAULT AMOUNT                                        $4,228,271.03
REALLOCATED INVESTOR FINANCE CHARGE                           $14,701,919.00
COLLECTIONS
PRINCIPAL ALLOCATIONS PERCENTAGE                                       82.88%
AVAILABLE PRINCIPAL COLLECTIONS                              $167,054,395.97


CLASS A  AVAILABLE FUNDS ---

CLASS A FLOATING PERCENTAGE                                            87.00%

    Class A Floating Percentage of          $12,821,507.53
Reallocated
    Investor Finance Charge Collections
    Other Amounts                                    $0.00
TOTAL CLASS A AVAILABLE FUNDS                                 $12,821,507.53

   Class A Monthly Interest                  $4,329,598.98
   Class A Servicing Fee (if applicable)             $0.00
   Class A Investor Default Amount           $3,678,595.79
TOTAL CLASS A EXCESS SPREAD                                    $4,813,312.75

CLASS A REQUIRED AMOUNT                                                $0.00

CLASS B AVAILABLE FUNDS ---

CLASS B FLOATING PERCENTAGE                                             6.00%

CLASS B AVAILABLE FUNDS                                          $882,115.14

   Class B Monthly Interest                    $304,793.03
   Class B Servicing Fee (if applicable)             $0.00
TOTAL CLASS B EXCESS SPREAD                                      $577,322.11

COLLATERAL AVAILABLE FUNDS --

COLLATERAL FLOATING PERCENTAGE                                          7.00%

COLLATERAL AVAILABLE FUNDS                                     $1,029,134.33
   Collateral Interest Servicing Fee                                   $0.00
(if  applicable)
TOTAL COLLATERAL EXCESS SPREAD                                 $1,029,134.33

EXCESS SPREAD ---

TOTAL EXCESS SPREAD                                            $6,419,769.18

Excess Spread Applied to Class A                                       $0.00
Required Amount
Excess Spread Applied to Class A                                       $0.00
Investor Charge
Offs
Excess Spread Applied to Class B                                 $253,696.26
Required Amount
Excess Spread Applied to Reductions of                                 $0.00
Class B
Invested Amount pursuant to clauses (c),
(d) and (e)

Excess Spread Applied to Collateral                              $358,080.65
Monthly
Interest
Excess Spread Applied to Unpaid Monthly                        $1,666,666.67
Servicing Fee
Excess Spread Applied Collateral Default                         $295,978.97
Amount
Excess Spread Applied to Reductions of                                 $0.00
Collateral Invested Amount Pursuant to
Clauses
(c), (d) and (e)
Excess Spread Applied to Reserve Account                               $0.00
Excess Spread Applied to Other Amounts                                 $0.00
Owed to
Collateral Interest Holder

TOTAL EXCESS FINANCE CHARGE COLLECTIONS
ELIGIBLE
FOR OTHER EXCESS ALLOCATION SERIES                             $3,845,346.63

EXCESS FINANCE CHARGES COLLECTIONS

 TOTAL EXCESS FINANCE CHARGE COLLECTIONS                      $42,225,806.50
 FOR ALL ALLOCATION SERIES

SERIES 1995-1 EXCESS FINANCE CHARGE
COLLECTIONS ---

EXCESS FINANCE CHARGE COLLECTIONS                                      $0.00
ALLOCATED TO SERIES 1995-1

Excess Finance Charge Collections                                      $0.00
Applied to
Class A Required Amount
Excess Finance Charge Collections                                      $0.00
Applied to
Class A Investor Charge Offs
Excess Finance Charge Collections                                      $0.00
Applied to
Class B Required Amount
Excess Finance Charge Collections                                      $0.00
Applied to
Reductions of Class B Invested Amount
Pursuant
to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                      $0.00
Applied to
Collateral Monthly Interest
Excess Finance Charge Collections                                      $0.00
Applied to
Unpaid Monthly Servicing Fee
Excess Finance Charge Collections                                      $0.00
Applied to
Collateral Default Amount

Excess Finance Charge Collections                                      $0.00
Applied to
Reductions of Collateral Invested Amount
Pursuant to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                      $0.00
Applied to
Reserve Account
Excess Finance Charge Collections                                      $0.00
Applied to
Other Amounts Owed to Collateral
Interest Holder

YIELD AND BASE RATE---

Base Rate (Current Month)                             7.99%                 1
Base Rate (Prior Month)                               7.80%                 1
Base Rate (Two Months Ago)                            7.80%                 1
THREE MONTH AVERAGE BASE RATE                                           7.86%

Series Adj Portfolio Yield (Curr Month)              12.61%                 1
Series Adj Portfolio Yield (Prior Month)             11.23%                 1
Series Adj Port Yield (Two Months Ago)               11.24%                 1
THREE MONTH AVERAGE SERIES ADJUSTED                                    11.69%
PORTFOLIO
YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                           87.00%

   Class A Principal Collections           $145,337,324.49

CLASS B PRINCIPAL PERCENTAGE                                            6.00%

   Class B Principal Collections            $10,023,263.76

COLLATERAL PRINCIPAL PERCENTAGE                                         7.00%
   Collateral Principal Collections         $11,693,807.72

AVAILABLE PRINCIPAL COLLECTIONS            $167,054,395.97

REALLOCATED PRINCIPAL COLLECTIONS                                      $0.00

SERIES 1995-1 PRINCIPAL SHORTFALL                                      $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE                      $1,705,637,755.79
FROM OTHER
PRINCIPAL SHARING SERIES

ACCUMULATION ---

Controlled Accumulation Amount            $1,000,000,000.00
Deficit Controlled Accumulation Amount               $0.00
CONTROLLED DEPOSIT AMOUNT                                   $1,000,000,000.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                      $0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE                                  $0.00
FOR OTHER
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                           $0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT                                  $0.00
(OTHER THAN
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN COLLATERAL INVESTED AMOUNT                               $0.00
(OTHER
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                $0.00
PREVIOUS CLASS B INVESTED AMOUNT                                       $0.00
REDUCTIONS
REIMBURSED

PREVIOUS COLLATERAL INVESTED AMOUNT                                    $0.00
REDUCTIONS
REIMBURSED


     UNIVERSAL CARD SERVICES CORP.,
     as Servicer


     By:  /s/Tom Donahue
          Name:   Thomas Donahue
          Title:  Servicing Officer

     Universal Bank, N.A.
     Credit Card Asset Backed Securities

     Universal Card  Master Trust
     Series 1995-2

     Monthly Report                               31-Jul-98
     Distribution Date                            17-Aug-98
     -------------------------------------------------------------------------

     Monthly Trust Activity                    Class A           Class B

     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor          675,000,000.00     35,625,000.00
     Amount
     Adjusted Invested /Transferor Amount    675,000,000.00     35,625,000.00
     Floating Allocation Percentage             90.0000000%        4.7500000%
     Principal Allocation Percentage            90.0000000%        4.7500000%
     Finance Charge Collections                9,591,439.91        506,214.88
     Total Yield
     Trust Portfolio Yield
     Principal Collections                   112,761,717.28      5,951,312.86
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                  2,854,082.94        150,632.16
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                  347,323.83         18,330.98
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                                               0.00
     Charged-Off Principal                             0.00              0.00
     Reimbursed Principal                              0.00              0.00
     Ending Invested/Transferor Amounts      675,000,000.00     35,625,000.00
     -------------------------------------------------------------------------
     Group II Information                   Series 1995-2        Series
     Invested Amount                         750,000,000.00              0.00
     Average Rate                                  5.96008%           0.0000%
     Investor Finance Charge Collections      11,043,070.82              0.00
     Investor Principal Collections          125,290,796.97              0.00
     Investor Default Amount Due               3,171,203.27              0.00
     Investor Monthly Interest Due             3,731,062.43              0.00
     Investor Monthly Fees Due                 1,250,000.00              0.00
     Investor Additional Amounts Due                   0.00              0.00
     -------------------------------------------------------------------------
     Monthly Funding Requirements              Class A           Class B
     Investor Coupon                               5.95000%          6.10000%
     Investor Monthly Interest Due             3,346,875.00        181,093.75
     Investor Outstanding Interest Due                 0.00              0.00
     Investor Additional Interest Due                 0.00              0.00
     Investor Total Interest Due               3,346,875.00        181,093.75
     Investor  Default Amount Due              2,854,082.94        150,632.16
     Investor Monthly Fees Due                 1,125,000.00         59,375.00
     Investor Additional Fees Due                     0.00              0.00
     Total                                     7,325,957.94        391,100.91

     -------------------------------------------------------------------------
     Reallocated Investor Finance Charge
     Collections
     Interest/Principal/Spread
     Investment Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield
     Base Rate
     -------------------------------------------------------------------------
     Application of Collections                Class A           Class B
     Available Funds                           9,946,276.80        524,545.86
     Monthly Interest Paid                     3,346,875.00        181,093.75
     Investor Default Amount Paid              2,854,082.94              0.00
     Excess Spread                             3,745,318.86        343,452.11
     -------------------------------------------------------------------------
     Monthly Interest Shortfall                        0.00              0.00
     Investor Default Amount Shortfall                 0.00        150,632.16
     Required Amount                                   0.00        150,632.16
     -------------------------------------------------------------------------
     Monthly Interest Paid                             0.00              0.00
     Investor Default Paid                             0.00        150,632.16
     Investor Additional Amounts Paid                  0.00              0.00
     Servicing Fee Paid
     Excess Finance Charge Collections
     -------------------------------------------------------------------------
     Reallocated Principal                                               0.00
     Monthly Interest Paid                             0.00              0.00
     Investor Default Paid                             0.00              0.00
     -------------------------------------------------------------------------
     Outstanding Monthly Interest                      0.00              0.00
     Principal Charge-Offs                             0.00              0.00
     -------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount
     Principal Funding Account Deposit
     Principal Funding Account Balance
     -------------------------------------------------------------------------
     Certificates                              Class A           Class B
     Beginning Certificates Balance          675,000,000.00     35,625,000.00
     Interest Distribution                     3,346,875.00        181,093.75
     Principal Distribution                            0.00              0.00
     Total Distribution                        3,346,875.00        181,093.75
     Ending Certificate Balance              675,000,000.00     35,625,000.00
     Pool Factor                                100.000000%       100.000000%
     Total Distribution Per 1,000                    4.9583            5.0833
     Certificate
     -------------------------------------------------------------------------
     Interest Distribution Per 1,000                 4.9583            5.0833
     Certificate
     Principal Distribution Per 1,000                0.0000            0.0000
     Certificate


     Delinquencies                              1-30              31-60

     Number of Accounts                             274,949            57,224
     Balance of Accounts                        591,629,102       139,343,009

     31+Days Delinquency Rate                                         2.9581%

     Change in Account Owner Retained                                 0.0000%
     Interest

     Prior Month Account Owner Retained                               0.0000%
     Interest Factor
     Current Month Account Owner                                      0.0000%
     Retained Interest Factor

     Monthly Trust Activity                 CIA Investor        Investor
                                                                Interest
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor           39,375,000.00    750,000,000.00
     Amount
     Adjusted Invested /Transferor Amount     39,375,000.00    750,000,000.00
     Floating Allocation Percentage              5.2500000%       82.8826837%
     Principal Allocation Percentage             5.2500000%       82.8826837%
     Finance Charge Collections                  559,500.66     10,657,155.45
     Total Yield
     Trust Portfolio Yield
     Principal Collections                     6,577,766.84    125,290,796.97
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                    166,488.17      3,171,203.27
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                   20,260.56        385,915.37
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                             0.00
     Charged-Off Principal                             0.00
     Reimbursed Principal                              0.00
     Ending Invested/Transferor Amounts       39,375,000.00    750,000,000.00
     -------------------------------------------------------------------------
     Group II Information                      Series            Series
     Invested Amount                                   0.00              0.00
     Average Rate                                   0.0000%           0.0000%
     Investor Finance Charge Collections               0.00              0.00
     Investor Principal Collections                    0.00              0.00
     Investor Default Amount Due                       0.00              0.00
     Investor Monthly Interest Due                     0.00              0.00
     Investor Monthly Fees Due                         0.00              0.00
     Investor Additional Amounts Due                   0.00              0.00
     -------------------------------------------------------------------------
     Monthly Funding Requirements           CIA Investor          Total
     Investor Coupon                               5.98986%
     Investor Monthly Interest Due               203,093.68      3,731,062.43
     Investor Outstanding Interest Due                 0.00              0.00
     Investor Additional Interest Due                 0.00              0.00
     Investor Total Interest Due                 203,093.68      3,731,062.43
     Investor  Default Amount Due                166,488.17      3,171,203.27
     Investor Monthly Fees Due                    65,625.00      1,250,000.00
     Investor Additional Fees Due                     0.00              0.00
     Total                                       435,206.85      8,152,265.70
     -------------------------------------------------------------------------
     Reallocated Investor Finance Charge                        11,043,070.82
     Collections
     Interest/Principal/Spread                                       7,513.06
     Investment Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield                                   12.61%
     Base Rate                                                          7.97%
     -------------------------------------------------------------------------
     Application of Collections             CIA Investor          Total
     Available Funds                             579,761.22     11,050,583.88
     Monthly Interest Paid                             0.00      3,527,968.75
     Investor Default Amount Paid                      0.00      2,854,082.94
     Excess Spread                               579,761.22      4,668,532.19

     -------------------------------------------------------------------------
     Monthly Interest Shortfall                                          0.00
     Investor Default Amount Shortfall                             150,632.16
     Required Amount                                               150,632.16
     -------------------------------------------------------------------------
     Monthly Interest Paid                       203,093.68        203,093.68
     Investor Default Paid                       166,488.17        317,120.33
     Investor Additional Amounts Paid                  0.00              0.00
     Servicing Fee Paid                                          1,250,000.00
     Excess Finance Charge Collections                           2,898,318.19
     -------------------------------------------------------------------------
     Reallocated Principal                             0.00              0.00
     Monthly Interest Paid
     Investor Default Paid                                               0.00
     -------------------------------------------------------------------------
     Outstanding Monthly Interest                      0.00
     Principal Charge-Offs                             0.00
     -------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                                      0.00
     Principal Funding Account Deposit                                   0.00
     Principal Funding Account Balance                                   0.00
     -------------------------------------------------------------------------
     Certificates                           CIA Investor          Total
     Beginning Certificates Balance           39,375,000.00    750,000,000.00
     Interest Distribution                       203,093.68      3,731,062.43
     Principal Distribution                            0.00              0.00
     Total Distribution                          203,093.68      3,731,062.43
     Ending Certificate Balance               39,375,000.00    750,000,000.00
     Pool Factor                                100.000000%
     Total Distribution Per 1,000                    5.1579
     Certificate
     -------------------------------------------------------------------------
     Interest Distribution Per 1,000                 5.1579
     Certificate
     Principal Distribution Per 1,000                0.0000
     Certificate


     Delinquencies                              61-90            91-120

     Number of Accounts                              31,011            20,756
     Balance of Accounts                         90,203,525        66,137,134

     31+Days Delinquency Rate

     Change in Account Owner Retained              (555.74) CIA Investor
     Interest                                               Interest Reduced
                                                            Margin

     Monthly Trust Activity                  Transferor          Series
                                              Interest         Allocations
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage                                       6.84%
     Beginning Invested /Transferor          154,893,478.45    904,893,478.45
     Amount
     Adjusted Invested /Transferor Amount    154,893,478.45    904,893,478.45
     Floating Allocation Percentage             17.1173163%      100.0000000%
     Principal Allocation Percentage            17.1173163%      100.0000000%
     Finance Charge Collections                2,200,965.17     12,858,120.62
     Total Yield
     Trust Portfolio Yield
     Principal Collections                    25,875,636.48    151,166,433.46
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                    654,931.61      3,826,134.88
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                   79,701.03        465,616.40
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts      134,556,720.78    884,556,720.78
     -------------------------------------------------------------------------
     Group II Information                    Group Total
     Invested Amount                         750,000,000.00
     Average Rate                                  5.96008%
     Investor Finance Charge Collections      11,043,070.82
     Investor Principal Collections          125,290,796.97
     Investor Default Amount Due               3,171,203.27
     Investor Monthly Interest Due             3,731,062.43
     Investor Monthly Fees Due                 1,250,000.00
     Investor Additional Amounts Due                   0.00
     -------------------------------------------------------------------------
     Delinquencies                              121+              Total

     Number of Accounts                              27,094           411,034
     Balance of Accounts                         95,417,917    982,730,687.06

     Monthly Trust Activity                     Trust
                                               Totals
     Beginning Principal  Receivables     13,221,499,157.37
     Balance
     Special Funding Account Balance                   0.00
     Ending Total Principal Balance       13,221,499,157.37
     Series Allocation Percentage
     Beginning Invested /Transferor
     Amount
     Adjusted Invested /Transferor Amount
     Floating Allocation Percentage
     Principal Allocation Percentage
     Finance Charge Collections              187,871,429.11
     Total Yield                                     17.05%
     Trust Portfolio Yield                           12.59%
     Principal Collections                 2,208,709,555.49
     Discount Percentage                              0.00%
     Discount Option Receivable                        0.00
     Collections
     Monthly Payment Rate                            16.71%
     Defaults                                 55,904,081.84
     Monthly Default Rate                             5.07%
     Net Monthly Default Rate                         4.46%
     Recoveries                                6,803,173.01
     Adjustments                            (19,508,639.61)
     New Receivables                       1,947,962,371.76
     Ending Principal  Receivables        12,924,356,531.41
     Balance
     Minimum Series Required Balance         802,500,000.00
     Special Funding Account Balance                   0.00
     Ending Total Principal Balance       12,924,356,531.41

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts   12,924,356,531.41
     -------------------------------------------------------

     Group:                               Group II
     Series:                              Series 1995-2
     Supplement Date:                     15-Nov-95


     MONTHLY STATEMENT
     UNIVERSAL CARD MASTER TRUST
     SERIES 1995-2

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Universal Card Services Corp. ("UCS") as Servicer, Universal Bank, N.A. as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1995-2 Supplement dated as of 11/15/95 (the "Supplement") among UCS, Universal Bank, N.A. and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1995-2 Certificateholders and the performance of the Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 08/17/98 with respect to the performance of the Trust during the month of 07/01/98 to 07/31/98 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-2 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.
 A)  Information regarding distribution
     in
     respect of the Class A Certificates
     per $1,000 original certificate
     principal amount.

(1)  The total amount of the
     distribution in respect of Class A
     Certificates, per $1,000 original
     certificate principal amount                                $4.95833333

(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class A
     Certificates, per $1,000 original
     certificate principal amount                                $4.95833333

(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class A
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000

                                                      C-1
 B)  Class A Investor Charge Offs and
     Reimbursement of Charge Offs
(1)  The amount of Class A Investor
     Charge Offs                                                       $0.00
(2)  The amount of Class A Investors
     Charge Offs set forth in paragraph 1
     above, per $1,000 original
     certificate
     principal amount                                                  $0.00
(3)  The total amount reimbursed in
     respect of Class A Investor Charge
     Offs                                                              $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                      $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the
     Class A Certificates exceeds the
     Class
     A Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                 $0.00

 C)  Information regarding distributions
     in
     respect of the Class B Certificates,
     per $1,000 original certificate
     principal amount
(1)  The total amount of the
     distribution in respect of Class B
     Certificates, per $1,000 original
     certificate principal amount                                $5.08333333
(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class B
     Certificates, per $1,000 original
     certificate principal amount                                $5.08333333
(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class B
     Certificates, per $1,000 original
     certificate principal amount                                      $0.00

 D)  Amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of
     Class B Invested Amount
(1)  The amount of reductions in Class
     B Invested Amount pursuant to
     clauses
     (c), (d), and (e) of the definition
     of
     Class B Invested Amount                                           $0.00


                                                      C-2

(2)  The amount of reductions in
     the Class B Invested Amount set
     forth
     in paragraph 1 above, per $1,000
     original certificate principal                                    $0.00
     amount
(3)  The total amount reimbursed in
     respect of such reductions in the
     Class B Invested Amount                                           $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                      $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the
     Class B Certificates exceeds the
     Class
     B Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                 $0.00

E)   Information regarding certain
     distributions to the Collateral
     Interest Holder
(1)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of interest on the Collateral
     Invested
     Amount                                                      $203,093.68
(2)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of principal on the Collateral
     Invested Amount                                                   $0.00

 F)  Amount of reductions in Collateral
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of
     Collateral Invested Amount
(1)  The amount of reductions in the
     Collateral Invested Amount pursuant
     to
     clauses (c), (d), and (e) of the
     definition of Collateral Invested
     Amount                                                            $0.00
(2)  The total amount reimbursed in
     respect of such reductions in the
     Collateral Invested Amount                                        $0.00

     UNIVERSAL CARD SERVICES CORP.,
        Servicer

     By:  /s/Tom Donahue
          Name:   Thomas Donahue
          Title:  Servicing Officer

RECEIVABLES  ---

Beginning of the Month Principal                            $13,221,499,157.37
Receivables:
Beginning of the Month Finance Charge                        $152,090,028.33
Receivables:
Beginning of the Month Discounted                                      $0.00
Receivables:
Beginning of the Month Premium                                         $0.00
Receivables:
Beginning of the Month Total Receivables:                   $13,373,589,185.70


Removed Principal Receivables:                                         $0.00
Removed Finance Charge Receivables:                                    $0.00
Removed Total Receivables:                                             $0.00


Additional Principal Receivables:                                      $0.00
Additional Finance Charge Receivables:                                 $0.00
Additional Total Receivables:                                          $0.00


Discounted Receivables Generated this                                  $0.00
Period:
Premium Receivables Generated this                                     $0.00
Period:
End of the Month Principal Receivables:                     $12,924,356,531.41
End of the Month Finance Charge                              $154,124,723.43
Receivables:
End of the Month Discounted Receivables:                               $0.00
End of the Month Premium Receivables:                                  $0.00
End of the Month Total Receivables:                         $13,078,481,254.84


Special Funding Account Balance                                        $0.00
Aggregate Invested Amount (all Master                       $10,958,333,333.33
Trust Series)

End of the Month Total Transferor Amount                    $2,120,147,921.51


DELINQUENCIES AND LOSSES ---
                                                            RECEIVABLES
End of the Month Delinquencies:
   31-60 Days Delinquent                                     $139,343,008.67
   61-90 Days Delinquent                                      $90,203,525.49
   91+ Days Delinquent                                       $161,555,051.25

   Total 31+ Days Delinquent                                 $391,101,585.41

Defaulted Accounts During the Month                           $55,904,081.84

INVESTED AMOUNTS ---

Class A Initial Invested Amount               $675,000,000
Class B Initial Invested Amount                $35,625,000
Collateral Initial Invested Amount             $39,375,000
INITIAL INVESTED AMOUNT                                         $750,000,000

Class A Invested Amount                    $675,000,000.00
Class B Invested Amount                     $35,625,000.00
Collateral Invested Amount                  $39,375,000.00
INVESTED AMOUNT                                                 $750,000,000


Class A Adjusted Invested Amount           $675,000,000.00
Class B Adjusted Invested Amount            $35,625,000.00
Collateral Invested Amount                  $39,375,000.00
ADJUSTED INVESTED AMOUNT                                        $750,000,000


MONTHLY SERVICING FEE                                          $1,250,000.00


INVESTOR DEFAULT AMOUNT                                        $3,171,203.27


GROUP II INFORMATION


WEIGHTED AVERAGE CERTIFICATE RATE FOR                                5.96008%
ALL SERIES
IN GROUP II

GROUP II INVESTOR FINANCE CHARGE                              $11,043,070.82
COLLECTIONS
GROUP II INVESTOR ADDITIONAL AMOUNTS                                   $0.00
GROUP II INVESTOR DEFAULT AMOUNT                               $3,171,203.27
GROUP II INVESTOR MONTHLY FEES                                 $1,250,000.00
GROUP II INVESTOR MONTHLY INTEREST                             $3,731,062.43


SERIES 1995-2 INFORMATION
SERIES 1995-2 ALLOCATION PERCENTAGE                                     6.84%
SERIES 1995-2 ALLOCABLE FINANCE CHARGE                        $12,858,120.62
COLLECTIONS
SERIES 1995-2 ADDITIONAL AMOUNTS                                       $0.00
SERIES 1995-2 ALLOCABLE DEFAULTED AMOUNT                       $3,826,134.88
SERIES 1995-2 MONTHLY FEES                                     $1,250,000.00
SERIES 1995-2 ALLOCABLE PRINCIPAL                            $151,166,433.46
COLLECTIONS
SERIES 1995-2 REQUIRED TRANSFEROR AMOUNT                      $52,500,000.00
FLOATING ALLOCATION PERCENTAGE                                         82.88%

                                                      C-5

INVESTOR FINANCE CHARGE COLLECTIONS                           $10,657,155.45
INVESTOR DEFAULT AMOUNT                                        $3,171,203.27
REALLOCATED INVESTOR FINANCE CHARGE                           $11,043,070.82
COLLECTIONS
PRINCIPAL ALLOCATIONS PERCENTAGE                                       82.88%
AVAILABLE PRINCIPAL COLLECTIONS                              $125,290,796.97


CLASS A  AVAILABLE FUNDS ---

CLASS A FLOATING PERCENTAGE                                            90.00%

    Class A Floating Percentage of           $9,946,276.80
Reallocated
    Investor Finance Charge Collections
    Other Amounts                                    $0.00
TOTAL CLASS A AVAILABLE FUNDS                                  $9,946,276.80

   Class A Monthly Interest                  $3,346,875.00
   Class A Servicing Fee (if applicable)             $0.00
   Class A Investor Default Amount           $2,854,082.94
TOTAL CLASS A EXCESS SPREAD                                    $3,745,318.86

CLASS A REQUIRED AMOUNT                                                $0.00

CLASS B AVAILABLE FUNDS ---

CLASS B FLOATING PERCENTAGE                                             4.75%

CLASS B AVAILABLE FUNDS                                          $524,545.86

   Class B Monthly Interest                    $181,093.75
   Class B Servicing Fee (if applicable)             $0.00
TOTAL CLASS B EXCESS SPREAD                                      $343,452.11

COLLATERAL AVAILABLE FUNDS --

COLLATERAL FLOATING PERCENTAGE                                          5.25%

COLLATERAL AVAILABLE FUNDS                                       $579,761.22
   Collateral Interest Servicing Fee                                   $0.00
(if  applicable)
TOTAL COLLATERAL EXCESS SPREAD                                   $579,761.22

EXCESS SPREAD ---

 TOTAL EXCESS SPREAD                                           $4,668,532.19

                                                      C-6

Excess Spread Applied to Class A                                       $0.00
Required Amount
Excess Spread Applied to Class A                                       $0.00
Investor Chargeoffs

Excess Spread Applied to Class B                                 $150,632.16
Required Amount
Excess Spread Applied to Reductions of                                 $0.00
Class B
Invested Amount pursuant to clauses (c),
(d) and (e)

Excess Spread Applied to Collateral                              $203,093.68
Monthly
Interest
Excess Spread Applied to Unpaid Monthly                        $1,250,000.00
Servicing Fee
Excess Spread Applied Collateral Default                         $166,488.17
Amount
Excess Spread Applied to Reductions of                                 $0.00
Collateral Invested Amount Pursuant to
Clauses
(c), (d) and (e)
Excess Spread Applied to Reserve Account                               $0.00
Excess Spread Applied to Other Amounts                         $2,898,318.19
Owed to
Collateral Interest Holder

TOTAL EXCESS FINANCE CHARGE COLLECTIONS
ELIGIBLE
FOR OTHER EXCESS ALLOCATION SERIES                                     $0.00

EXCESS FINANCE CHARGES COLLECTIONS

 TOTAL EXCESS FINANCE CHARGE COLLECTIONS                      $42,225,806.50
 FOR ALL ALLOCATION SERIES

SERIES 1995-2 EXCESS FINANCE CHARGE
COLLECTIONS ---

EXCESS FINANCE CHARGE COLLECTIONS                                      $0.00
ALLOCATED TO SERIES 1995-2

Excess Finance Charge Collections                                      $0.00
Applied to
Class A Required Amount
Excess Finance Charge Collections                                      $0.00
Applied to
Class A Investor Charge Offs
Excess Finance Charge Collections                                      $0.00
Applied to
Class B Required Amount
Excess Finance Charge Collections                                      $0.00
Applied to
Reductions of Class B Invested Amount
Pursuant
to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                      $0.00
Applied to
Collateral Monthly Interest
Excess Finance Charge Collections                                      $0.00
Applied to
Unpaid Monthly Servicing Fee
Excess Finance Charge Collections                                      $0.00
Applied to
Collateral Default Amount

Excess Finance Charge Collections                                      $0.00
Applied to
Reductions of Collateral Invested Amount
Pursuant to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                      $0.00
Applied to
Reserve Account
Excess Finance Charge Collections                                      $0.00
Applied to
Other Amounts Owed to Collateral
Interest Holder

YIELD AND BASE RATE---

Base Rate (Current Month)                             7.97%                 1
Base Rate (Prior Month)                               7.96%                 1
Base Rate (Two Months Ago)                            7.96%                 1
THREE MONTH AVERAGE BASE RATE                                           7.96%

Series Adj Portfolio Yield (Curr Month)              12.61%                 1
Series Adj Portfolio Yield (Prior Month)             11.26%                 1
Series Adj Port Yield (Two Months Ago)               11.22%                 1
THREE MONTH AVERAGE SERIES ADJUSTED                                    11.70%
PORTFOLIO
YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                           90.00%

   Class A Principal Collections           $112,761,717.28

CLASS B PRINCIPAL PERCENTAGE                                            4.75%

   Class B Principal Collections             $5,951,312.86

COLLATERAL PRINCIPAL PERCENTAGE                                         5.25%
   Collateral Principal Collections          $6,577,766.84

AVAILABLE PRINCIPAL COLLECTIONS            $125,290,796.97

REALLOCATED PRINCIPAL COLLECTIONS                                      $0.00

SERIES 1995-2 PRINCIPAL SHORTFALL                                      $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE                                 $0.00
FROM OTHER
PRINCIPAL SHARING SERIES

ACCUMULATION ---

Controlled Accumulation Amount                       $0.00
Deficit Controlled Accumulation Amount               $0.00
CONTROLLED DEPOSIT AMOUNT                                              $0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                      $0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE                        $125,290,796.97
FOR OTHER
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                           $0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT                                  $0.00
(OTHER THAN
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN COLLATERAL INVESTED AMOUNT                               $0.00
(OTHER
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                $0.00
PREVIOUS CLASS B INVESTED AMOUNT                                       $0.00
REDUCTIONS
REIMBURSED

PREVIOUS COLLATERAL INVESTED AMOUNT                                    $0.00
REDUCTIONS
REIMBURSED


     UNIVERSAL CARD SERVICES CORP.,
     as Servicer


     By:  /s/Tom Donahue
          Name:   Thomas Donahue
           Title:  Servicing Officer

     Universal Bank, N.A.
     Credit Card Asset Backed Securities

     Universal Card  Master Trust
     Series 1995-3

     Monthly Report                               31-Jul-98
     Distribution Date                            17-Aug-98
     -------------------------------------------------------------------------

     Monthly Trust Activity                    Class A           Class B

     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor          652,500,000.00     45,000,000.00
     Amount
     Adjusted Invested /Transferor Amount    652,500,000.00     45,000,000.00
     Floating Allocation Percentage             87.0000000%        6.0000000%
     Principal Allocation Percentage            87.0000000%        6.0000000%
     Finance Charge Collections                9,271,725.24        639,429.33
     Total Yield
     Trust Portfolio Yield
     Principal Collections                   109,002,993.37      7,517,447.82
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                  2,758,946.85        190,272.20
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                  335,746.37         23,154.92
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                                               0.00
     Charged-Off Principal                             0.00              0.00
     Reimbursed Principal                              0.00              0.00
     Ending Invested/Transferor Amounts      652,500,000.00     45,000,000.00
     -------------------------------------------------------------------------
     Group I Information                    Series 1995-1     Series 1995-3
     Invested Amount                       1,000,000,000.00    750,000,000.00
     Average Rate                                  5.79881%          5.89311%
     Investor Finance Charge Collections      14,724,094.43     11,043,070.82
     Investor Principal Collections          167,054,395.97    125,290,796.97
     Investor Default Amount Due               4,228,271.03      3,171,203.27
     Investor Monthly Interest Due             4,992,472.67      3,805,397.91
     Investor Monthly Fees Due                 1,666,666.67      1,250,000.00
     Investor Additional Amounts Due                   0.00              0.00
     -------------------------------------------------------------------------
     Monthly Funding Requirements              Class A           Class B
     Investor Coupon                               5.87750%          5.98750%
     Investor Monthly Interest Due             3,302,420.31        232,015.63
     Investor Outstanding Interest Due                 0.00              0.00
     Investor Additional Interest Due                 0.00              0.00
     Investor Total Interest Due               3,302,420.31        232,015.63
     Investor  Default Amount Due              2,758,946.85        190,272.20
     Investor Monthly Fees Due                 1,087,500.00         75,000.00
     Investor Additional Fees Due                     0.00              0.00
     Total                                     7,148,867.16        497,287.82

     -------------------------------------------------------------------------
     Reallocated Investor Finance Charge
     Collections
     Interest/Principal/Spread
     Investment Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield
     Base Rate
     -------------------------------------------------------------------------
     Application of Collections                Class A           Class B
     Available Funds                           9,685,885.90        665,248.96
     Monthly Interest Paid                     3,302,420.31        232,015.63
     Investor Default Amount Paid              2,758,946.85              0.00
     Excess Spread                             3,624,518.74        433,233.33
     -------------------------------------------------------------------------
     Monthly Interest Shortfall                        0.00              0.00
     Investor Default Amount Shortfall                 0.00        190,272.20
     Required Amount                                   0.00        190,272.20
     -------------------------------------------------------------------------
     Monthly Interest Paid                             0.00              0.00
     Investor Default Paid                             0.00        190,272.20
     Investor Additional Amounts Paid                  0.00              0.00
     Servicing Fee Paid
     Excess Finance Charge Collections
     -------------------------------------------------------------------------
     Reallocated Principal                                               0.00
     Monthly Interest Paid                             0.00              0.00
     Investor Default Paid                             0.00              0.00
     -------------------------------------------------------------------------
     Outstanding Monthly Interest                      0.00              0.00
     Principal Charge-Offs                             0.00              0.00
     -------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount
     Principal Funding Account Deposit
     Principal Funding Account Balance
     -------------------------------------------------------------------------
     Certificates                              Class A           Class B
     Beginning Certificates Balance          652,500,000.00     45,000,000.00
     Interest Distribution                             0.00              0.00
     Principal Distribution                            0.00              0.00
     Total Distribution                                0.00              0.00
     Ending Certificate Balance              652,500,000.00     45,000,000.00
     Pool Factor                                100.000000%       100.000000%
     Total Distribution Per 1,000                    0.0000            0.0000
     Certificate
     Interest Distribution Per 1,000                 0.0000            0.0000
     Certificate
     Principal Distribution Per 1,000                0.0000            0.0000
     Certificate

     1st   Collection Accounts Deposit         3,302,420.31        232,015.63
     2nd Collection Accounts Deposit                   0.00              0.00
     3rd Collection Accounts Deposit                   0.00              0.00
     Quarterly Interest Distribution           3,302,420.31        232,015.63


     Delinquencies                              1-30              31-60

     Number of Accounts                             274,949            57,224
     Balance of Accounts                        591,629,102       139,343,009

     31+Days Delinquency Rate                                         2.9581%

     Change in Account Owner Retained                                 0.0000%
     Interest

     Prior Month Account Owner Retained                               0.0000%
     Interest Factor
     Current Month Account Owner                                      0.0000%
     Retained Interest Factor

     Monthly Trust Activity                 CIA Investor        Investor
                                                                Interest
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor           52,500,000.00    750,000,000.00
     Amount
     Adjusted Invested /Transferor Amount     52,500,000.00    750,000,000.00
     Floating Allocation Percentage              7.0000000%       82.8826837%
     Principal Allocation Percentage             7.0000000%       82.8826837%
     Finance Charge Collections                  746,000.88     10,657,155.45
     Total Yield
     Trust Portfolio Yield
     Principal Collections                     8,770,355.79    125,290,796.97
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                    221,984.23      3,171,203.27
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                   27,014.08        385,915.37
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                             0.00
     Charged-Off Principal                             0.00
     Reimbursed Principal                              0.00
     Ending Invested/Transferor Amounts       52,500,000.00    750,000,000.00
     -------------------------------------------------------------------------
     Group I Information                    Series 1996-1     Series 1996-2
     Invested Amount                       1,000,000,000.00  1,000,000,000.00
     Average Rate                                  5.83686%          5.78961%
     Investor Finance Charge Collections      14,724,094.43     14,724,094.43
     Investor Principal Collections          167,054,395.97    167,054,395.97
     Investor Default Amount Due               4,228,271.03      4,228,271.03
     Investor Monthly Interest Due             5,025,426.39      4,983,777.43
     Investor Monthly Fees Due                 1,666,666.67      1,666,666.67
     Investor Additional Amounts Due                   0.00              0.00
     -------------------------------------------------------------------------
     Monthly Funding Requirements           CIA Investor          Total
     Investor Coupon                               5.99363%
     Investor Monthly Interest Due               270,961.97      3,805,397.91
     Investor Outstanding Interest Due                 0.00              0.00
     Investor Additional Interest Due                 0.00              0.00
     Investor Total Interest Due                 270,961.97      3,805,397.91
     Investor  Default Amount Due                221,984.23      3,171,203.27
     Investor Monthly Fees Due                    87,500.00      1,250,000.00
     Investor Additional Fees Due                     0.00              0.00
     Total                                       580,446.20      8,226,601.18
     -------------------------------------------------------------------------
     Reallocated Investor Finance Charge                        11,087,482.66
     Collections
     Interest/Principal/Spread                                      39,775.99
     Investment Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield                                   12.73%
     Base Rate                                                          8.09%
     -------------------------------------------------------------------------
     Application of Collections             CIA Investor          Total
     Available Funds                             776,123.79     11,127,258.65
     Monthly Interest Paid                             0.00      3,534,435.94
     Investor Default Amount Paid                      0.00      2,758,946.85
     Excess Spread                               776,123.79      4,833,875.86

     -------------------------------------------------------------------------
     Monthly Interest Shortfall                                          0.00
     Investor Default Amount Shortfall                             190,272.20
     Required Amount                                               190,272.20
     -------------------------------------------------------------------------
     Monthly Interest Paid                       270,961.97        270,961.97
     Investor Default Paid                       221,984.23        412,256.43
     Investor Additional Amounts Paid                  0.00              0.00
     Servicing Fee Paid                                          1,250,000.00
     Excess Finance Charge Collections                           2,900,657.46
     -------------------------------------------------------------------------
     Reallocated Principal                             0.00              0.00
     Monthly Interest Paid
     Investor Default Paid                                               0.00
     -------------------------------------------------------------------------
     Outstanding Monthly Interest                      0.00
     Principal Charge-Offs                             0.00
     -------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                                      0.00
     Principal Funding Account Deposit                                   0.00
     Principal Funding Account Balance                                   0.00
     -------------------------------------------------------------------------
     Certificates                           CIA Investor          Total
     Beginning Certificates Balance           52,500,000.00    750,000,000.00
     Interest Distribution                       270,961.97        270,961.97
     Principal Distribution                            0.00              0.00
     Total Distribution                          270,961.97        270,961.97
     Ending Certificate Balance               52,500,000.00    750,000,000.00
     Pool Factor                                100.000000%
     Total Distribution Per 1,000                    5.1612
     Certificate
     Interest Distribution Per 1,000                 5.1612
     Certificate
     Principal Distribution Per 1,000                0.0000
     Certificate

     1st   Collection Accounts Deposit                           3,534,435.94
     2nd Collection Accounts Deposit                                     0.00
     3rd Collection Accounts Deposit                                     0.00
     Quarterly Interest Distribution                             3,534,435.94


     Delinquencies                              61-90            91-120

     Number of Accounts                              31,011            20,756
     Balance of Accounts                         90,203,525        66,137,134

     31+Days Delinquency Rate

     Change in Account Owner Retained              (570.58) CIA Investor
     Interest                                               Interest Reduced
                                                            Margin

     Monthly Trust Activity                  Transferor          Series
                                              Interest         Allocations
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage                                       6.84%
     Beginning Invested /Transferor          154,893,478.45    904,893,478.45
     Amount
     Adjusted Invested /Transferor Amount    154,893,478.45    904,893,478.45
     Floating Allocation Percentage             17.1173163%      100.0000000%
     Principal Allocation Percentage            17.1173163%      100.0000000%
     Finance Charge Collections                2,200,965.17     12,858,120.62
     Total Yield
     Trust Portfolio Yield
     Principal Collections                    25,875,636.48    151,166,433.46
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                    654,931.61      3,826,134.88
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                   79,701.03        465,616.40
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts      134,556,720.78    884,556,720.78
     -------------------------------------------------------------------------
     Group I Information                    Series 1996-3     Series 1997-1
     Invested Amount                       1,000,000,000.00  1,000,000,000.00
     Average Rate                                  5.82231%          5.82661%
     Investor Finance Charge Collections      14,724,094.43     14,724,094.43
     Investor Principal Collections          167,054,395.97    167,054,395.97
     Investor Default Amount Due               4,228,271.03      4,228,271.03
     Investor Monthly Interest Due             5,012,698.05      5,014,454.17
     Investor Monthly Fees Due                 1,666,666.67      1,666,666.67
     Investor Additional Amounts Due                   0.00              0.00
     -------------------------------------------------------------------------


     Delinquencies                              121+              Total

     Number of Accounts                              27,094           411,034
     Balance of Accounts                         95,417,917    982,730,687.06

     Monthly Trust Activity                     Trust
                                               Totals
     Beginning Principal  Receivables     13,221,499,157.37
     Balance
     Special Funding Account Balance                   0.00
     Ending Total Principal Balance       13,221,499,157.37
     Series Allocation Percentage
     Beginning Invested /Transferor
     Amount
     Adjusted Invested /Transferor Amount
     Floating Allocation Percentage
     Principal Allocation Percentage
     Finance Charge Collections              187,871,429.11
     Total Yield                                     17.05%
     Trust Portfolio Yield                           12.59%
     Principal Collections                 2,208,709,555.49
     Discount Percentage                              0.00%
     Discount Option Receivable                        0.00
     Collections
     Monthly Payment Rate                            16.71%
     Defaults                                 55,904,081.84
     Monthly Default Rate                             5.07%
     Net Monthly Default Rate                         4.46%
     Recoveries                                6,803,173.01
     Adjustments                            (19,508,639.61)
     New Receivables                       1,947,962,371.76
     Ending Principal  Receivables        12,924,356,531.41
     Balance
     Minimum Series Required Balance         802,500,000.00
     Special Funding Account Balance                   0.00
     Ending Total Principal Balance       12,924,356,531.41

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts   12,924,356,531.41
     -------------------------------------------------------
     Group I Information                     Group Total
     Invested Amount                       5,750,000,000.00
     Average Rate                                  5.82505%
     Investor Finance Charge Collections      84,663,542.98
     Investor Principal Collections          960,562,776.80
     Investor Default Amount Due              24,312,558.41
     Investor Monthly Interest Due            28,834,226.61
     Investor Monthly Fees Due                 9,583,333.33
     Investor Additional Amounts Due                   0.00
     -------------------------------------------------------

     Group:                               Group 1
     Series:                              Series 1995-3
     Supplement Date:                     15-Nov-95


     MONTHLY STATEMENT
     UNIVERSAL CARD MASTER TRUST
     SERIES 1995-3

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Universal Card Services Corp. ("UCS") as Servicer, Universal Bank, N.A. as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1995-3 Supplement dated as of 11/15/95 (the "Supplement") among UCS, and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1995-3 Certificateholders and the performance of the Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 08/17/98 with respect to the performance of the Trust during the month of 07/01/98 to 07/31/98 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-3 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.
 A)  Information regarding distribution
     in
     respect of the Class A Certificates
     per $1,000 original certificate
     principal amount.

(1)  The total amount of the
     distribution in respect of Class A
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000

(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class A
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000

(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class A
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000

 B)  Class A Investor Charge Offs and
     Reimbursement of Charge Offs
(1)  The amount of Class A Investor
     Charge Offs                                                       $0.00
(2)  The amount of Class A Investors
     Charge Offs set forth in paragraph 1
     above, per $1,000 original
     certificate
     principal amount                                                  $0.00
(3)  The total amount reimbursed in
     respect of Class A Investor Charge
     Offs                                                              $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                      $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the
     Class A Certificates exceeds the
     Class
     A Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                 $0.00

 C)  Information regarding distributions
     in
     respect of the Class B Certificates,
     per $1,000 original certificate
     principal amount
(1)  The total amount of the
     distribution in respect of Class B
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000
(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class B
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000
(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class B
     Certificates, per $1,000 original
     certificate principal amount                                      $0.00

 D)  Amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of
     Class B Invested Amount
(1)  The amount of reductions in Class
     B Invested Amount pursuant to
     clauses
     (c), (d), and (e) of the definition
     of
     Class B Invested Amount                                           $0.00

(2)  The amount of reductions in
     the Class B Invested Amount set
     forth
     in paragraph 1 above, per $1,000
     original certificate principal                                    $0.00
     amount
(3)  The total amount reimbursed in
     respect of such reductions in the
     Class B Invested Amount                                           $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                      $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the
     Class B Certificates exceeds the
     Class
     B Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                 $0.00

E)   Information regarding certain
     distributions to the Collateral
     Interest Holder
(1)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of interest on the Collateral
     Invested
     Amount                                                      $270,961.97
(2)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of principal on the Collateral
     Invested Amount                                                   $0.00

 F)  Amount of reductions in Collateral
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of
     Collateral Invested Amount
(1)  The amount of reductions in the
     Collateral Invested Amount pursuant
     to
     clauses (c), (d), and (e) of the
     definition of Collateral Invested
     Amount                                                            $0.00
(2)  The total amount reimbursed in
     respect of such reductions in the
     Collateral Invested Amount                                        $0.00

     UNIVERSAL CARD SERVICES CORP.,
        Servicer

     By:  /s/Tom Donahue
          Name:   Thomas Donahue
          Title:  Servicing Officer

RECEIVABLES  ---

Beginning of the Month Principal                            $13,221,499,157.37
Receivables:
Beginning of the Month Finance Charge                        $152,090,028.33
Receivables:
Beginning of the Month Discounted                                      $0.00
Receivables:
Beginning of the Month Premium                                         $0.00
Receivables:
Beginning of the Month Total Receivables:                   $13,373,589,185.70


Removed Principal Receivables:                                         $0.00
Removed Finance Charge Receivables:                                    $0.00
Removed Total Receivables:                                             $0.00


Additional Principal Receivables:                                      $0.00
Additional Finance Charge Receivables:                                 $0.00
Additional Total Receivables:                                          $0.00


Discounted Receivables Generated this                                  $0.00
Period:
Premium Receivables Generated this                                     $0.00
Period:
End of the Month Principal Receivables:                     $12,924,356,531.41
End of the Month Finance Charge                              $154,124,723.43
Receivables:
End of the Month Discounted Receivables:                               $0.00
End of the Month Premium Receivables:                                  $0.00
End of the Month Total Receivables:                         $13,078,481,254.84


Special Funding Account Balance                                        $0.00
Aggregate Invested Amount (all Master                       $10,958,333,333.33
Trust Series)

End of the Month Total Transferor Amount                    $2,120,147,921.51


DELINQUENCIES AND LOSSES ---
                                                            RECEIVABLES
End of the Month Delinquencies:
   31-60 Days Delinquent                                     $139,343,008.67
   61-90 Days Delinquent                                      $90,203,525.49
   91+ Days Delinquent                                       $161,555,051.25

   Total 31+ Days Delinquent                                 $391,101,585.41

Defaulted Accounts During the Month                           $55,904,081.84

INVESTED AMOUNTS ---

Class A Initial Invested Amount               $652,500,000
Class B Initial Invested Amount                $45,000,000
Collateral Initial Invested Amount             $52,500,000
INITIAL INVESTED AMOUNT                                         $750,000,000

Class A Invested Amount                    $652,500,000.00
Class B Invested Amount                     $45,000,000.00
Collateral Invested Amount                  $52,500,000.00
INVESTED AMOUNT                                                 $750,000,000


Class A Adjusted Invested Amount           $652,500,000.00
Class B Adjusted Invested Amount            $45,000,000.00
Collateral Invested Amount                  $52,500,000.00
ADJUSTED INVESTED AMOUNT                                        $750,000,000


MONTHLY SERVICING FEE                                          $1,250,000.00


INVESTOR DEFAULT AMOUNT                                        $3,171,203.27


GROUP 1 INFORMATION


WEIGHTED AVERAGE CERTIFICATE RATE FOR                                5.82505%
ALL SERIES
IN GROUP 1

GROUP 1 INVESTOR FINANCE CHARGE                               $84,663,542.98
COLLECTIONS
GROUP 1 INVESTOR ADDITIONAL AMOUNTS                                    $0.00
GROUP 1 INVESTOR DEFAULT AMOUNT                               $24,312,558.41
GROUP 1 INVESTOR MONTHLY FEES                                  $9,583,333.33
GROUP 1 INVESTOR MONTHLY INTEREST                             $28,834,226.61


SERIES 1995-3  INFORMATION
SERIES 1995-3  ALLOCATION PERCENTAGE                                    6.84%
SERIES 1995-3  ALLOCABLE FINANCE CHARGE                       $12,858,120.62
COLLECTIONS
SERIES 1995-3  ADDITIONAL AMOUNTS                                      $0.00
SERIES 1995-3  ALLOCABLE DEFAULTED AMOUNT                      $3,826,134.88
SERIES 1995-3  MONTHLY FEES                                    $1,250,000.00
SERIES 1995-3  ALLOCABLE PRINCIPAL                           $151,166,433.46
COLLECTIONS
SERIES 1995-3  REQUIRED TRANSFEROR AMOUNT                     $52,500,000.00
FLOATING ALLOCATION PERCENTAGE                                         82.88%

INVESTOR FINANCE CHARGE COLLECTIONS                           $10,657,155.45
INVESTOR DEFAULT AMOUNT                                        $3,171,203.27
REALLOCATED INVESTOR FINANCE CHARGE                           $11,087,482.66
COLLECTIONS
PRINCIPAL ALLOCATIONS PERCENTAGE                                       82.88%
AVAILABLE PRINCIPAL COLLECTIONS                              $125,290,796.97


CLASS A  AVAILABLE FUNDS ---

CLASS A FLOATING PERCENTAGE                                            87.00%

    Class A Floating Percentage of           $9,685,885.90
Reallocated
    Investor Finance Charge Collections
    Other Amounts                                    $0.00
TOTAL CLASS A AVAILABLE FUNDS                                  $9,685,885.90

   Class A Monthly Interest                  $3,302,420.31
   Class A Servicing Fee (if applicable)             $0.00
   Class A Investor Default Amount           $2,758,946.85
TOTAL CLASS A EXCESS SPREAD                                    $3,624,518.74

CLASS A REQUIRED AMOUNT                                                $0.00

CLASS B AVAILABLE FUNDS ---

CLASS B FLOATING PERCENTAGE                                             6.00%

CLASS B AVAILABLE FUNDS                                          $665,248.96

   Class B Monthly Interest                    $232,015.63
   Class B Servicing Fee (if applicable)             $0.00
TOTAL CLASS B EXCESS SPREAD                                      $433,233.33

COLLATERAL AVAILABLE FUNDS --

COLLATERAL FLOATING PERCENTAGE                                          7.00%

COLLATERAL AVAILABLE FUNDS                                       $776,123.79
   Collateral Interest Servicing Fee                                   $0.00
(if  applicable)
TOTAL COLLATERAL EXCESS SPREAD                                   $776,123.79

EXCESS SPREAD ---

TOTAL EXCESS SPREAD                                            $4,833,875.86

Excess Spread Applied to Class A                                       $0.00
Required Amount
Excess Spread Applied to Class A                                       $0.00
Investor Charge
Offs
Excess Spread Applied to Class B                                 $190,272.20
Required Amount
Excess Spread Applied to Reductions of                                 $0.00
Class B
Invested Amount pursuant to clauses (c),
(d) and (e)

Excess Spread Applied to Collateral                              $270,961.97
Monthly
Interest
Excess Spread Applied to Unpaid Monthly                        $1,250,000.00
Servicing Fee
Excess Spread Applied Collateral Default                         $221,984.23
Amount
Excess Spread Applied to Reductions of                                 $0.00
Collateral Invested Amount Pursuant to
Clauses
(c), (d) and (e)
Excess Spread Applied to Reserve Account                               $0.00
Excess Spread Applied to Other Amounts                                 $0.00
Owed to
Collateral Interest Holder

TOTAL EXCESS FINANCE CHARGE COLLECTIONS
ELIGIBLE
FOR OTHER EXCESS ALLOCATION SERIES                             $2,900,657.46

EXCESS FINANCE CHARGES COLLECTIONS

 TOTAL EXCESS FINANCE CHARGE COLLECTIONS                      $42,225,806.50
 FOR ALL ALLOCATION SERIES

SERIES 1995-3  EXCESS FINANCE CHARGE
COLLECTIONS ---

EXCESS FINANCE CHARGE COLLECTIONS                                      $0.00
ALLOCATED TO SERIES 1995-3

Excess Finance Charge Collections                                      $0.00
Applied to
Class A Required Amount
Excess Finance Charge Collections                                      $0.00
Applied to
Class A Investor Charge Offs
Excess Finance Charge Collections                                      $0.00
Applied to
Class B Required Amount
Excess Finance Charge Collections                                      $0.00
Applied to
Reductions of Class B Invested Amount
Pursuant
to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                      $0.00
Applied to
Collateral Monthly Interest
Excess Finance Charge Collections                                      $0.00
Applied to
Unpaid Monthly Servicing Fee
Excess Finance Charge Collections                                      $0.00
Applied to
Collateral Default Amount
                                                     C-7

Excess Finance Charge Collections                                      $0.00
Applied to
Reductions of Collateral Invested Amount
Pursuant to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                      $0.00
Applied to
Reserve Account
Excess Finance Charge Collections                                      $0.00
Applied to
Other Amounts Owed to Collateral
Interest Holder

YIELD AND BASE RATE---

Base Rate (Current Month)                             8.09%                 1
Base Rate (Prior Month)                               7.89%                 1
Base Rate (Two Months Ago)                            7.89%                 1
THREE MONTH AVERAGE BASE RATE                                           7.96%

Series Adj Portfolio Yield (Curr Month)              12.73%                 1
Series Adj Portfolio Yield (Prior Month)             11.33%                 1
Series Adj Port Yield (Two Months Ago)               11.29%                 1
THREE MONTH AVERAGE SERIES ADJUSTED                                    11.78%
PORTFOLIO
YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                           87.00%

   Class A Principal Collections           $109,002,993.37

CLASS B PRINCIPAL PERCENTAGE                                            6.00%

   Class B Principal Collections             $7,517,447.82

COLLATERAL PRINCIPAL PERCENTAGE                                         7.00%
   Collateral Principal Collections          $8,770,355.79

AVAILABLE PRINCIPAL COLLECTIONS            $125,290,796.97

REALLOCATED PRINCIPAL COLLECTIONS                                      $0.00

SERIES 1995-3  PRINCIPAL SHORTFALL                                     $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE                                 $0.00
FROM OTHER
PRINCIPAL SHARING SERIES

                                                      C-8

ACCUMULATION ---

Controlled Accumulation Amount                       $0.00
Deficit Controlled Accumulation Amount               $0.00
CONTROLLED DEPOSIT AMOUNT                                              $0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                      $0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE                        $125,290,796.97
FOR OTHER
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                           $0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT                                  $0.00
(OTHER THAN
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN COLLATERAL INVESTED AMOUNT                               $0.00
(OTHER
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                $0.00
PREVIOUS CLASS B INVESTED AMOUNT                                       $0.00
REDUCTIONS
REIMBURSED

PREVIOUS COLLATERAL INVESTED AMOUNT                                    $0.00
REDUCTIONS
REIMBURSED


     UNIVERSAL CARD SERVICES CORP.,
     as Servicer


     By:  /s/Tom Donahue
          Name:   Thomas Donahue
          Title:  Servicing Officer

     Universal Bank, N.A.
     Credit Card Asset Backed Securities

     Universal Card  Master Trust
     Series 1996-1

     Monthly Report                               31-Jul-98
     Distribution Date                            17-Aug-98
     -------------------------------------------------------------------------

     Monthly Trust Activity                    Class A           Class B

     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor          850,000,000.00     80,000,000.00
     Amount
     Adjusted Invested /Transferor Amount    850,000,000.00     80,000,000.00
     Floating Allocation Percentage             85.0000000%        8.0000000%
     Principal Allocation Percentage            85.0000000%        8.0000000%
     Finance Charge Collections               12,078,109.51      1,136,763.25
     Total Yield
     Trust Portfolio Yield
     Principal Collections                   141,996,236.57     13,364,351.68
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                  3,594,030.37        338,261.68
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                  437,370.75         41,164.31
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                                               0.00
     Charged-Off Principal                             0.00              0.00
     Reimbursed Principal                              0.00              0.00
     Ending Invested/Transferor Amounts      850,000,000.00     80,000,000.00
     -------------------------------------------------------------------------
     Group I Information                    Series 1995-1     Series 1995-3
     Invested Amount                       1,000,000,000.00    750,000,000.00
     Average Rate                                  5.79881%          5.89311%
     Investor Finance Charge Collections      14,724,094.43     11,043,070.82
     Investor Principal Collections          167,054,395.97    125,290,796.97
     Investor Default Amount Due               4,228,271.03      3,171,203.27
     Investor Monthly Interest Due             4,992,472.67      3,805,397.91
     Investor Monthly Fees Due                 1,666,666.67      1,250,000.00
     Investor Additional Amounts Due                   0.00              0.00
     -------------------------------------------------------------------------
     Monthly Funding Requirements              Class A           Class B
     Investor Coupon                               5.81250%          5.94750%
     Investor Monthly Interest Due             4,254,427.08        409,716.67
     Investor Outstanding Interest Due                 0.00              0.00
     Investor Additional Interest Due                 0.00              0.00
     Investor Total Interest Due               4,254,427.08        409,716.67
     Investor  Default Amount Due              3,594,030.37        338,261.68
     Investor Monthly Fees Due                 1,416,666.67        133,333.33
     Investor Additional Fees Due                     0.00              0.00
     Total                                     9,265,124.12        881,311.68

     -------------------------------------------------------------------------
     Reallocated Investor Finance Charge
     Collections
     Interest/Principal/Spread
     Investment Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield
     Base Rate
     -------------------------------------------------------------------------
     Application of Collections                Class A           Class B
     Available Funds                          12,577,229.72      1,178,789.82
     Monthly Interest Paid                     4,254,427.08        409,716.67
     Investor Default Amount Paid              3,594,030.37              0.00
     Excess Spread                             4,728,772.27        769,073.15
     -------------------------------------------------------------------------
     Monthly Interest Shortfall                        0.00              0.00
     Investor Default Amount Shortfall                 0.00        338,261.68
     Required Amount                                   0.00        338,261.68
     -------------------------------------------------------------------------
     Monthly Interest Paid                             0.00              0.00
     Investor Default Paid                             0.00        338,261.68
     Investor Additional Amounts Paid                  0.00              0.00
     Servicing Fee Paid
     Excess Finance Charge Collections
     -------------------------------------------------------------------------
     Reallocated Principal                                               0.00
     Monthly Interest Paid                             0.00              0.00
     Investor Default Paid                             0.00              0.00
     -------------------------------------------------------------------------
     Outstanding Monthly Interest                      0.00              0.00
     Principal Charge-Offs                             0.00              0.00
     -------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount
     Principal Funding Account Deposit
     Principal Funding Account Balance
     -------------------------------------------------------------------------
     Certificates                              Class A           Class B
     Beginning Certificates Balance          850,000,000.00     80,000,000.00
     Interest Distribution                             0.00              0.00
     Principal Distribution                            0.00              0.00
     Total Distribution                                0.00              0.00
     Ending Certificate Balance              850,000,000.00     80,000,000.00
     Pool Factor                                100.000000%       100.000000%
     Total Distribution Per 1,000                    0.0000            0.0000
     Certificate
     Interest Distribution Per 1,000                 0.0000            0.0000
     Certificate
     Principal Distribution Per 1,000                0.0000            0.0000
     Certificate

     1st   Collection Account Deposit          4,254,427.08        409,716.67
     2nd Collection Accounts Deposit                   0.00              0.00
     3rd Collection Accounts Deposit                   0.00              0.00
     Quarterly Interest Distribution           4,254,427.08        409,716.67


     Delinquencies                              1-30              31-60

     Number of Accounts                             274,949            57,224
     Balance of Accounts                        591,629,102       139,343,009

     31+Days Delinquency Rate                                         2.9581%

     Change in Account Owner Retained                                 0.0000%
     Interest

     Prior Month Account Owner Retained                               0.0000%
     Interest Factor
     Current Month Account Owner                                      0.0000%
     Retained Interest Factor

     Monthly Trust Activity                 CIA Investor        Investor
                                                                Interest
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor           70,000,000.00  1,000,000,000.00
     Amount
     Adjusted Invested /Transferor Amount     70,000,000.00  1,000,000,000.00
     Floating Allocation Percentage              7.0000000%       82.8826837%
     Principal Allocation Percentage             7.0000000%       82.8826837%
     Finance Charge Collections                  994,667.84     14,209,540.60
     Total Yield
     Trust Portfolio Yield
     Principal Collections                    11,693,807.72    167,054,395.97
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                    295,978.97      4,228,271.03
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                   36,018.77        514,553.83
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                             0.00
     Charged-Off Principal                             0.00
     Reimbursed Principal                              0.00
     Ending Invested/Transferor Amounts       70,000,000.00  1,000,000,000.00
     -------------------------------------------------------------------------
     Group I Information                    Series 1996-1     Series 1996-2
     Invested Amount                       1,000,000,000.00  1,000,000,000.00
     Average Rate                                  5.83686%          5.78961%
     Investor Finance Charge Collections      14,724,094.43     14,724,094.43
     Investor Principal Collections          167,054,395.97    167,054,395.97
     Investor Default Amount Due               4,228,271.03      4,228,271.03
     Investor Monthly Interest Due             5,025,426.39      4,983,777.43
     Investor Monthly Fees Due                 1,666,666.67      1,666,666.67
     Investor Additional Amounts Due                   0.00              0.00
     -------------------------------------------------------------------------
     Monthly Funding Requirements           CIA Investor          Total
     Investor Coupon                               5.99363%
     Investor Monthly Interest Due               361,282.64      5,025,426.39
     Investor Outstanding Interest Due                 0.00              0.00
     Investor Additional Interest Due                 0.00              0.00
     Investor Total Interest Due                 361,282.64      5,025,426.39
     Investor  Default Amount Due                295,978.97      4,228,271.03
     Investor Monthly Fees Due                   116,666.67      1,666,666.67
     Investor Additional Fees Due                     0.00              0.00
     Total                                       773,928.27     10,920,364.08
     -------------------------------------------------------------------------
     Reallocated Investor Finance Charge                        14,734,872.71
     Collections
     Interest/Principal/Spread                                      52,587.92
     Investment Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield                                   12.67%
     Base Rate                                                          8.03%
     -------------------------------------------------------------------------
     Application of Collections             CIA Investor          Total
     Available Funds                           1,031,441.09     14,787,460.63
     Monthly Interest Paid                             0.00      4,664,143.75
     Investor Default Amount Paid                      0.00      3,594,030.37
     Excess Spread                             1,031,441.09      6,529,286.51
     -------------------------------------------------------------------------
     Monthly Interest Shortfall                                          0.00
     Investor Default Amount Shortfall                             338,261.68
     Required Amount                                               338,261.68

     -------------------------------------------------------------------------
     Monthly Interest Paid                       361,282.64        361,282.64
     Investor Default Paid                       295,978.97        634,240.65
     Investor Additional Amounts Paid                  0.00              0.00
     Servicing Fee Paid                                          1,666,666.67
     Excess Finance Charge Collections                           3,867,096.55
     -------------------------------------------------------------------------
     Reallocated Principal                             0.00              0.00
     Monthly Interest Paid
     Investor Default Paid                                               0.00
     -------------------------------------------------------------------------
     Outstanding Monthly Interest                      0.00
     Principal Charge-Offs                             0.00
     -------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                                      0.00
     Principal Funding Account Deposit                                   0.00
     Principal Funding Account Balance                                   0.00
     -------------------------------------------------------------------------
     Certificates                           CIA Investor          Total
     Beginning Certificates Balance           70,000,000.00  1,000,000,000.00
     Interest Distribution                       361,282.64        361,282.64
     Principal Distribution                            0.00              0.00
     Total Distribution                          361,282.64        361,282.64
     Ending Certificate Balance               70,000,000.00  1,000,000,000.00
     Pool Factor                                100.000000%
     Total Distribution Per 1,000                    5.1612
     Certificate
     Interest Distribution Per 1,000                 5.1612
     Certificate
     Principal Distribution Per 1,000                0.0000
     Certificate

     1st   Collection Account Deposit                            4,664,143.75
     2nd Collection Accounts Deposit                                     0.00
     3rd Collection Accounts Deposit                                     0.00
     Quarterly Interest Distribution                             4,664,143.75


     Delinquencies                              61-90            91-120

     Number of Accounts                              31,011            20,756
     Balance of Accounts                         90,203,525        66,137,134

     31+Days Delinquency Rate

     Change in Account Owner Retained              (760.77) CIA Investor
     Interest                                               Interest Reduced
                                                            Margin

     Monthly Trust Activity                  Transferor          Series
                                              Interest         Allocations
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage                                       9.13%
     Beginning Invested /Transferor          206,524,637.94  1,206,524,637.94
     Amount
     Adjusted Invested /Transferor Amount    206,524,637.94  1,206,524,637.94
     Floating Allocation Percentage             17.1173163%      100.0000000%
     Principal Allocation Percentage            17.1173163%      100.0000000%
     Finance Charge Collections                2,934,620.23     17,144,160.83
     Total Yield
     Trust Portfolio Yield
     Principal Collections                    34,500,848.64    201,555,244.61
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                    873,242.14      5,101,513.17
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                  106,268.04        620,821.87
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts      179,408,961.04  1,179,408,961.04
     -------------------------------------------------------------------------
     Group I Information                    Series 1996-3     Series 1997-1
     Invested Amount                       1,000,000,000.00  1,000,000,000.00
     Average Rate                                  5.82231%          5.82661%
     Investor Finance Charge Collections      14,724,094.43     14,724,094.43
     Investor Principal Collections          167,054,395.97    167,054,395.97
     Investor Default Amount Due               4,228,271.03      4,228,271.03
     Investor Monthly Interest Due             5,012,698.05      5,014,454.17
     Investor Monthly Fees Due                 1,666,666.67      1,666,666.67
     Investor Additional Amounts Due                   0.00              0.00
     -------------------------------------------------------------------------

     Delinquencies                              121+              Total

     Number of Accounts                              27,094           411,034
     Balance of Accounts                         95,417,917    982,730,687.06

     Monthly Trust Activity                     Trust
                                               Totals
     Beginning Principal  Receivables     13,221,499,157.37
     Balance
     Special Funding Account Balance                   0.00
     Ending Total Principal Balance       13,221,499,157.37
     Series Allocation Percentage
     Beginning Invested /Transferor
     Amount
     Adjusted Invested /Transferor Amount
     Floating Allocation Percentage
     Principal Allocation Percentage
     Finance Charge Collections              187,871,429.11
     Total Yield                                     17.05%
     Trust Portfolio Yield                           12.59%
     Principal Collections                 2,208,709,555.49
     Discount Percentage                              0.00%
     Discount Option Receivable                        0.00
     Collections
     Monthly Payment Rate                            16.71%
     Defaults                                 55,904,081.84
     Monthly Default Rate                             5.07%
     Net Monthly Default Rate                         4.46%
     Recoveries                                6,803,173.01
     Adjustments                            (19,508,639.61)
     New Receivables                       1,947,962,371.76
     Ending Principal  Receivables        12,924,356,531.41
     Balance
     Minimum Series Required Balance       1,070,000,000.00
     Special Funding Account Balance                   0.00
     Ending Total Principal Balance       12,924,356,531.41

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts   12,924,356,531.41
     -------------------------------------------------------
     Group I Information                     Group Total
     Invested Amount                       5,750,000,000.00
     Average Rate                                  5.82505%
     Investor Finance Charge Collections      84,663,542.98
     Investor Principal Collections          960,562,776.80
     Investor Default Amount Due              24,312,558.41
     Investor Monthly Interest Due            28,834,226.61
     Investor Monthly Fees Due                 9,583,333.33
     Investor Additional Amounts Due                   0.00
     -------------------------------------------------------

     Group:                               Group 1
     Series:                              Series 1996-1
     Supplement Date:                     30-Apr-96


     MONTHLY STATEMENT
     UNIVERSAL CARD MASTER TRUST
     SERIES 1996-1

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Universal Card Services Corp. ("UCS") as Servicer, Universal Bank, N.A., as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1996-1 Supplement dated as of 04/30/96 (the "Supplement") among UCS, Universal Bank, N.A. and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1996-1 Certificateholders and the performance of the Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 08/17/98 with respect to the performance of the Trust during the month of 07/01/98 to 07/31/98 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.
 A)  Information regarding distribution
     in
     respect of the Class A Certificates
     per $1,000 original certificate
     principal amount.

(1)  The total amount of the
     distribution in respect of Class A
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000

(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class A
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000

(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class A
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000

 B)  Class A Investor Charge Offs and
     Reimbursement of Charge Offs
(1)  The amount of Class A Investor
     Charge Offs                                                       $0.00
(2)  The amount of Class A Investors
     Charge Offs set forth in paragraph 1
     above, per $1,000 original
     certificate
     principal amount                                                  $0.00
(3)  The total amount reimbursed in
     respect of Class A Investor Charge
     Offs                                                              $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                      $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the
     Class A Certificates exceeds the
     Class
     A Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                 $0.00

 C)  Information regarding distributions
     in
     respect of the Class B Certificates,
     per $1,000 original certificate
     principal amount
(1)  The total amount of the
     distribution in respect of Class B
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000
(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class B
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000
(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class B
     Certificates, per $1,000 original
     certificate principal amount                                      $0.00

 D)  Amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of
     Class B Invested Amount
(1)  The amount of reductions in Class
     B Invested Amount pursuant to
     clauses
     (c), (d), and (e) of the definition
     of
     Class B Invested Amount                                           $0.00


                                                      C-2

(2)  The amount of reductions in
     the Class B Invested Amount set
     forth
     in paragraph 1 above, per $1,000
     original certificate principal                                    $0.00
     amount
(3)  The total amount reimbursed in
     respect of such reductions in the
     Class B Invested Amount                                           $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                      $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the
     Class B Certificates exceeds the
     Class
     B Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                 $0.00

E)   Information regarding certain
     distributions to the Collateral
     Interest Holder
(1)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of interest on the Collateral
     Invested
     Amount                                                      $361,282.64
(2)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of principal on the Collateral
     Invested Amount                                                   $0.00

 F)  Amount of reductions in Collateral
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of
     Collateral Invested Amount
(1)  The amount of reductions in the
     Collateral Invested Amount pursuant
     to
     clauses (c), (d), and (e) of the
     definition of Collateral Invested
     Amount                                                            $0.00
(2)  The total amount reimbursed in
     respect of such reductions in the
     Collateral Invested Amount                                        $0.00

     UNIVERSAL CARD SERVICES CORP.,
        Servicer

     By:  /s/Tom Donahue
          Name:   Thomas Donahue
          Title:  Servicing Officer

                                                      C-3

RECEIVABLES  ---

Beginning of the Month Principal                            $13,221,499,157.37
Receivables:
Beginning of the Month Finance Charge                        $152,090,028.33
Receivables:
Beginning of the Month Discounted                                      $0.00
Receivables:
Beginning of the Month Premium                                         $0.00
Receivables:
Beginning of the Month Total Receivables:                   $13,373,589,185.70


Removed Principal Receivables:                                         $0.00
Removed Finance Charge Receivables:                                    $0.00
Removed Total Receivables:                                             $0.00


Additional Principal Receivables:                                      $0.00
Additional Finance Charge Receivables:                                 $0.00
Additional Total Receivables:                                          $0.00


Discounted Receivables Generated this                                  $0.00
Period:
Premium Receivables Generated this                                     $0.00
Period:
End of the Month Principal Receivables:                     $12,924,356,531.41
End of the Month Finance Charge                              $154,124,723.43
Receivables:
End of the Month Discounted Receivables:                               $0.00
End of the Month Premium Receivables:                                  $0.00
End of the Month Total Receivables:                         $13,078,481,254.84


Special Funding Account Balance                                        $0.00
Aggregate Invested Amount (all Master                       $10,958,333,333.33
Trust Series)

End of the Month Total Transferor Amount                    $2,120,147,921.51


DELINQUENCIES AND LOSSES ---
                                                            RECEIVABLES
End of the Month Delinquencies:
   31-60 Days Delinquent                                     $139,343,008.67
   61-90 Days Delinquent                                      $90,203,525.49
   91+ Days Delinquent                                       $161,555,051.25

   Total 31+ Days Delinquent                                 $391,101,585.41

Defaulted Accounts During the Month                           $55,904,081.84

INVESTED AMOUNTS ---

Class A Initial Invested Amount               $850,000,000
Class B Initial Invested Amount                $80,000,000
Collateral Initial Invested Amount             $70,000,000
INITIAL INVESTED AMOUNT                                       $1,000,000,000

Class A Invested Amount                    $850,000,000.00
Class B Invested Amount                     $80,000,000.00
Collateral Invested Amount                  $70,000,000.00
INVESTED AMOUNT                                               $1,000,000,000


Class A Adjusted Invested Amount           $850,000,000.00
Class B Adjusted Invested Amount            $80,000,000.00
Collateral Invested Amount                  $70,000,000.00
ADJUSTED INVESTED AMOUNT                                      $1,000,000,000


MONTHLY SERVICING FEE                                          $1,666,666.67


INVESTOR DEFAULT AMOUNT                                        $4,228,271.03


GROUP 1 INFORMATION


WEIGHTED AVERAGE CERTIFICATE RATE FOR                                5.82505%
ALL SERIES
IN GROUP 1

GROUP 1 INVESTOR FINANCE CHARGE                               $84,663,542.98
COLLECTIONS
GROUP 1 INVESTOR ADDITIONAL AMOUNTS                                    $0.00
GROUP 1 INVESTOR DEFAULT AMOUNT                               $24,312,558.41
GROUP 1 INVESTOR MONTHLY FEES                                  $9,583,333.33
GROUP 1 INVESTOR MONTHLY INTEREST                             $28,834,226.61


SERIES 1996-1 INFORMATION
SERIES 1996-1 ALLOCATION PERCENTAGE                                     9.13%
SERIES 1996-1 ALLOCABLE FINANCE CHARGE                        $17,144,160.83
COLLECTIONS
SERIES 1996-1 ADDITIONAL AMOUNTS                                       $0.00
SERIES 1996-1 ALLOCABLE DEFAULTED AMOUNT                       $5,101,513.17
SERIES 1996-1 MONTHLY FEES                                     $1,666,666.67
SERIES 1996-1 ALLOCABLE PRINCIPAL                            $201,555,244.61
COLLECTIONS
SERIES 1996-1 REQUIRED TRANSFEROR AMOUNT                      $70,000,000.00
FLOATING ALLOCATION PERCENTAGE                                         82.88%

INVESTOR FINANCE CHARGE COLLECTIONS                           $14,209,540.60
INVESTOR DEFAULT AMOUNT                                        $4,228,271.03
REALLOCATED INVESTOR FINANCE CHARGE                           $14,734,872.71
COLLECTIONS
PRINCIPAL ALLOCATIONS PERCENTAGE                                       82.88%
AVAILABLE PRINCIPAL COLLECTIONS                              $167,054,395.97


CLASS A  AVAILABLE FUNDS ---

CLASS A FLOATING PERCENTAGE                                            85.00%

    Class A Floating Percentage of          $12,577,229.72
Reallocated
    Investor Finance Charge Collections
    Other Amounts                                    $0.00
TOTAL CLASS A AVAILABLE FUNDS                                 $12,577,229.72

   Class A Monthly Interest                  $4,254,427.08
   Class A Servicing Fee (if applicable)             $0.00
   Class A Investor Default Amount           $3,594,030.37
TOTAL CLASS A EXCESS SPREAD                                    $4,728,772.27

CLASS A REQUIRED AMOUNT                                                $0.00

CLASS B AVAILABLE FUNDS ---

CLASS B FLOATING PERCENTAGE                                             8.00%

CLASS B AVAILABLE FUNDS                                        $1,178,789.82

   Class B Monthly Interest                    $409,716.67
   Class B Servicing Fee (if applicable)             $0.00
TOTAL CLASS B EXCESS SPREAD                                      $769,073.15

COLLATERAL AVAILABLE FUNDS --

COLLATERAL FLOATING PERCENTAGE                                          7.00%

COLLATERAL AVAILABLE FUNDS                                     $1,031,441.09
   Collateral Interest Servicing Fee                                   $0.00
(if  applicable)
TOTAL COLLATERAL EXCESS SPREAD                                 $1,031,441.09

EXCESS SPREAD ---

TOTAL EXCESS SPREAD                                            $6,529,286.51

                                                      C-6

Excess Spread Applied to Class A                                       $0.00
Required Amount
Excess Spread Applied to Class A                                       $0.00
Investor Charge
Offs
Excess Spread Applied to Class B                                 $338,261.68
Required Amount
Excess Spread Applied to Reductions of                                 $0.00
Class B
Invested Amount pursuant to clauses (c),
(d) and (e)

Excess Spread Applied to Collateral                              $361,282.64
Monthly
Interest
Excess Spread Applied to Unpaid Monthly                        $1,666,666.67
Servicing Fee
Excess Spread Applied Collateral Default                         $295,978.97
Amount
Excess Spread Applied to Reductions of                                 $0.00
Collateral Invested Amount Pursuant to
Clauses
(c), (d) and (e)
Excess Spread Applied to Reserve Account                               $0.00
Excess Spread Applied to Other Amounts                                 $0.00
Owed to
Collateral Interest Holder

TOTAL EXCESS FINANCE CHARGE COLLECTIONS
ELIGIBLE
FOR OTHER EXCESS ALLOCATION SERIES                             $3,867,096.55

EXCESS FINANCE CHARGES COLLECTIONS

 TOTAL EXCESS FINANCE CHARGE COLLECTIONS                      $42,225,806.50
 FOR ALL ALLOCATION SERIES

SERIES 1996-1 EXCESS FINANCE CHARGE
COLLECTIONS ---

EXCESS FINANCE CHARGE COLLECTIONS                                      $0.00
ALLOCATED TO SERIES 1996-1

Excess Finance Charge Collections                                      $0.00
Applied to
Class A Required Amount
Excess Finance Charge Collections                                      $0.00
Applied to
Class A Investor Charge Offs
Excess Finance Charge Collections                                      $0.00
Applied to
Class B Required Amount
Excess Finance Charge Collections                                      $0.00
Applied to
Reductions of Class B Invested Amount
Pursuant
to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                      $0.00
Applied to
Collateral Monthly Interest
Excess Finance Charge Collections                                      $0.00
Applied to
Unpaid Monthly Servicing Fee
Excess Finance Charge Collections                                      $0.00
Applied to
Collateral Default Amount

Excess Finance Charge Collections                                      $0.00
Applied to
Reductions of Collateral Invested Amount
Pursuant to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                      $0.00
Applied to
Reserve Account
Excess Finance Charge Collections                                      $0.00
Applied to
Other Amounts Owed to Collateral
Interest Holder

YIELD AND BASE RATE---

Base Rate (Current Month)                             8.03%                 1
Base Rate (Prior Month)                               7.84%                 1
Base Rate (Two Months Ago)                            7.84%                 1
THREE MONTH AVERAGE BASE RATE                                           7.90%

Series Adj Portfolio Yield (Curr Month)              12.67%                 1
Series Adj Portfolio Yield (Prior Month)             11.28%                 1
Series Adj Port Yield (Two Months Ago)               11.24%                 1
THREE MONTH AVERAGE SERIES ADJUSTED                                    11.73%
PORTFOLIO
YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                           85.00%

   Class A Principal Collections           $141,996,236.57

CLASS B PRINCIPAL PERCENTAGE                                            8.00%

   Class B Principal Collections            $13,364,351.68

COLLATERAL PRINCIPAL PERCENTAGE                                         7.00%
   Collateral Principal Collections         $11,693,807.72

AVAILABLE PRINCIPAL COLLECTIONS            $167,054,395.97

REALLOCATED PRINCIPAL COLLECTIONS                                      $0.00

SERIES 1996-1 PRINCIPAL SHORTFALL                                      $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE                                 $0.00
FROM OTHER
PRINCIPAL SHARING SERIES

ACCUMULATION ---

Controlled Accumulation Amount                       $0.00
Deficit Controlled Accumulation Amount               $0.00
CONTROLLED DEPOSIT AMOUNT                                              $0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                      $0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE                        $167,054,395.97
FOR OTHER
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                           $0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT                                  $0.00
(OTHER THAN
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN COLLATERAL INVESTED AMOUNT                               $0.00
(OTHER
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                $0.00
PREVIOUS CLASS B INVESTED AMOUNT                                       $0.00
REDUCTIONS
REIMBURSED

PREVIOUS COLLATERAL INVESTED AMOUNT                                    $0.00
REDUCTIONS
REIMBURSED


     UNIVERSAL CARD SERVICES CORP.,
     as Servicer


     By:  /s/Tom Donahue
          Name:   Thomas Donahue
          Title:  Servicing Officer

     Universal Bank, N.A.
     Credit Card Asset Backed Securities

     Universal Card  Master Trust
     Series 1996-2

     Monthly Report                               31-Jul-98
     Distribution Date                            17-Aug-98
     -------------------------------------------------------------------------

     Monthly Trust Activity                    Class A           Class B

     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor          850,000,000.00     80,000,000.00
     Amount
     Adjusted Invested /Transferor Amount    850,000,000.00     80,000,000.00
     Floating Allocation Percentage             85.0000000%        8.0000000%
     Principal Allocation Percentage            85.0000000%        8.0000000%
     Finance Charge Collections               12,078,109.51      1,136,763.25
     Total Yield
     Trust Portfolio Yield
     Principal Collections                   141,996,236.57     13,364,351.68
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                  3,594,030.37        338,261.68
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                  437,370.75         41,164.31
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                                               0.00
     Charged-Off Principal                             0.00              0.00
     Reimbursed Principal                              0.00              0.00
     Ending Invested/Transferor Amounts      850,000,000.00     80,000,000.00
     -------------------------------------------------------------------------
     Group I Information                    Series 1995-1     Series 1995-3
     Invested Amount                       1,000,000,000.00    750,000,000.00
     Average Rate                                  5.79881%          5.89311%
     Investor Finance Charge Collections      14,724,094.43     11,043,070.82
     Investor Principal Collections          167,054,395.97    125,290,796.97
     Investor Default Amount Due               4,228,271.03      3,171,203.27
     Investor Monthly Interest Due             4,992,472.67      3,805,397.91
     Investor Monthly Fees Due                 1,666,666.67      1,250,000.00
     Investor Additional Amounts Due                   0.00              0.00
     -------------------------------------------------------------------------
     Monthly Funding Requirements              Class A           Class B
     Investor Coupon                               5.75750%          5.89750%
     Investor Monthly Interest Due             4,214,170.14        406,272.22
     Investor Outstanding Interest Due                 0.00              0.00
     Investor Additional Interest Due                 0.00              0.00
     Investor Total Interest Due               4,214,170.14        406,272.22
     Investor  Default Amount Due              3,594,030.37        338,261.68
     Investor Monthly Fees Due                 1,416,666.67        133,333.33
     Investor Additional Fees Due                     0.00              0.00
     Total                                     9,224,867.18        877,867.24

     -------------------------------------------------------------------------
     Reallocated Investor Finance Charge
     Collections
     Interest/Principal/Spread
     Investment Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield
     Base Rate
     -------------------------------------------------------------------------
     Application of Collections                Class A           Class B
     Available Funds                          12,579,579.44      1,175,457.90
     Monthly Interest Paid                     4,214,170.14        406,272.22
     Investor Default Amount Paid              3,594,030.37              0.00
     Excess Spread                             4,771,378.93        769,185.68
     -------------------------------------------------------------------------
     Monthly Interest Shortfall                        0.00              0.00
     Investor Default Amount Shortfall                 0.00        338,261.68
     Required Amount                                   0.00        338,261.68
     -------------------------------------------------------------------------
     Monthly Interest Paid                             0.00              0.00
     Investor Default Paid                             0.00        338,261.68
     Investor Additional Amounts Paid                  0.00              0.00
     Servicing Fee Paid
     Excess Finance Charge Collections
     -------------------------------------------------------------------------
     Reallocated Principal                                               0.00
     Monthly Interest Paid                             0.00              0.00
     Investor Default Paid                             0.00              0.00
     -------------------------------------------------------------------------
     Outstanding Monthly Interest                      0.00              0.00
     Principal Charge-Offs                             0.00              0.00
     -------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount
     Principal Funding Account Deposit
     Principal Funding Account Balance
     -------------------------------------------------------------------------
     Certificates                              Class A           Class B
     Beginning Certificates Balance          850,000,000.00     80,000,000.00
     Interest Distribution                             0.00              0.00
     Principal Distribution                            0.00              0.00
     Total Distribution                                0.00              0.00
     Ending Certificate Balance              850,000,000.00     80,000,000.00
     Pool Factor                                100.000000%       100.000000%
     Total Distribution Per 1,000                    0.0000            0.0000
     Certificate
     Interest Distribution Per 1,000                 0.0000            0.0000
     Certificate
     Principal Distribution Per 1,000                0.0000            0.0000
     Certificate

     1st   Collection Account Deposit          4,214,170.14        406,272.22
     2nd Collection Accounts Deposit                   0.00              0.00
     3rd Collection Accounts Deposit                   0.00              0.00
     Quarterly Interest Distribution           4,214,170.14        406,272.22


     Delinquencies                              1-30              31-60

     Number of Accounts                             274,949            57,224
     Balance of Accounts                        591,629,102       139,343,009

     31+Days Delinquency Rate                                         2.9581%

     Change in Account Owner Retained                                 0.0000%
     Interest

     Prior Month Account Owner Retained                               0.0000%
     Interest Factor
     Current Month Account Owner                                      0.0000%
     Retained Interest Factor

     Monthly Trust Activity                 CIA Investor        Investor
                                                                Interest
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor           70,000,000.00  1,000,000,000.00
     Amount
     Adjusted Invested /Transferor Amount     70,000,000.00  1,000,000,000.00
     Floating Allocation Percentage              7.0000000%       82.8826837%
     Principal Allocation Percentage             7.0000000%       82.8826837%
     Finance Charge Collections                  994,667.84     14,209,540.60
     Total Yield
     Trust Portfolio Yield
     Principal Collections                    11,693,807.72    167,054,395.97
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                    295,978.97      4,228,271.03
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                   36,018.77        514,553.83
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                             0.00
     Charged-Off Principal                             0.00
     Reimbursed Principal                              0.00
     Ending Invested/Transferor Amounts       70,000,000.00  1,000,000,000.00
     -------------------------------------------------------------------------
     Group I Information                    Series 1996-1     Series 1996-2
     Invested Amount                       1,000,000,000.00  1,000,000,000.00
     Average Rate                                  5.83686%          5.78961%
     Investor Finance Charge Collections      14,724,094.43     14,724,094.43
     Investor Principal Collections          167,054,395.97    167,054,395.97
     Investor Default Amount Due               4,228,271.03      4,228,271.03
     Investor Monthly Interest Due             5,025,426.39      4,983,777.43
     Investor Monthly Fees Due                 1,666,666.67      1,666,666.67
     Investor Additional Amounts Due                   0.00              0.00
     -------------------------------------------------------------------------
     Monthly Funding Requirements           CIA Investor          Total
     Investor Coupon                               6.02768%
     Investor Monthly Interest Due               363,335.07      4,983,777.43
     Investor Outstanding Interest Due                 0.00              0.00
     Investor Additional Interest Due                 0.00              0.00
     Investor Total Interest Due                 363,335.07      4,983,777.43
     Investor  Default Amount Due                295,978.97      4,228,271.03
     Investor Monthly Fees Due                   116,666.67      1,666,666.67
     Investor Additional Fees Due                     0.00              0.00
     Total                                       775,980.71     10,878,715.13
     -------------------------------------------------------------------------
     Reallocated Investor Finance Charge                        14,693,223.76
     Collections
     Interest/Principal/Spread                                      90,339.25
     Investment Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield                                   12.67%
     Base Rate                                                          7.98%
     -------------------------------------------------------------------------
     Application of Collections             CIA Investor          Total
     Available Funds                           1,028,525.66     14,783,563.01
     Monthly Interest Paid                             0.00      4,620,442.36
     Investor Default Amount Paid                      0.00      3,594,030.37
     Excess Spread                             1,028,525.66      6,569,090.27

     -------------------------------------------------------------------------
     Monthly Interest Shortfall                                          0.00
     Investor Default Amount Shortfall                             338,261.68
     Required Amount                                               338,261.68
     -------------------------------------------------------------------------
     Monthly Interest Paid                       363,335.07        363,335.07
     Investor Default Paid                       295,978.97        634,240.65
     Investor Additional Amounts Paid                  0.00              0.00
     Servicing Fee Paid                                          1,666,666.67
     Excess Finance Charge Collections                           3,904,847.88
     -------------------------------------------------------------------------
     Reallocated Principal                             0.00              0.00
     Monthly Interest Paid
     Investor Default Paid                                               0.00
     -------------------------------------------------------------------------
     Outstanding Monthly Interest                      0.00
     Principal Charge-Offs                             0.00
     -------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                                      0.00
     Principal Funding Account Deposit                                   0.00
     Principal Funding Account Balance                                   0.00
     -------------------------------------------------------------------------
     Certificates                           CIA Investor          Total
     Beginning Certificates Balance           70,000,000.00  1,000,000,000.00
     Interest Distribution                       363,335.07        363,335.07
     Principal Distribution                            0.00              0.00
     Total Distribution                          363,335.07        363,335.07
     Ending Certificate Balance               70,000,000.00  1,000,000,000.00
     Pool Factor                                100.000000%
     Total Distribution Per 1,000                    5.1905
     Certificate
     Interest Distribution Per 1,000                 5.1905
     Certificate
     Principal Distribution Per 1,000                0.0000
     Certificate

     1st   Collection Account Deposit                            4,620,442.36
     2nd Collection Accounts Deposit                                     0.00
     3rd Collection Accounts Deposit                                     0.00
     Quarterly Interest Distribution                             4,620,442.36


     Delinquencies                              61-90            91-120

     Number of Accounts                              31,011            20,756
     Balance of Accounts                         90,203,525        66,137,134

     31+Days Delinquency Rate

     Change in Account Owner Retained            (1,722.22) CIA Investor
     Interest                                               Interest Reduced
                                                            Margin

     Monthly Trust Activity                  Transferor          Series
                                              Interest         Allocations
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage                                       9.13%
     Beginning Invested /Transferor          206,524,637.94  1,206,524,637.94
     Amount
     Adjusted Invested /Transferor Amount    206,524,637.94  1,206,524,637.94
     Floating Allocation Percentage             17.1173163%      100.0000000%
     Principal Allocation Percentage            17.1173163%      100.0000000%
     Finance Charge Collections                2,934,620.23     17,144,160.83
     Total Yield
     Trust Portfolio Yield
     Principal Collections                    34,500,848.64    201,555,244.61
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                    873,242.14      5,101,513.17
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                  106,268.04        620,821.87
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts      179,408,961.04  1,179,408,961.04
     -------------------------------------------------------------------------
     Group I Information                    Series 1996-3     Series 1997-1
     Invested Amount                       1,000,000,000.00  1,000,000,000.00
     Average Rate                                  5.82231%          5.82661%
     Investor Finance Charge Collections      14,724,094.43     14,724,094.43
     Investor Principal Collections          167,054,395.97    167,054,395.97
     Investor Default Amount Due               4,228,271.03      4,228,271.03
     Investor Monthly Interest Due             5,012,698.05      5,014,454.17
     Investor Monthly Fees Due                 1,666,666.67      1,666,666.67
     Investor Additional Amounts Due                   0.00              0.00
     -------------------------------------------------------------------------

     Delinquencies                              121+              Total

     Number of Accounts                              27,094           411,034
     Balance of Accounts                         95,417,917    982,730,687.06

     Monthly Trust Activity                     Trust
                                               Totals
     Beginning Principal  Receivables     13,221,499,157.37
     Balance
     Special Funding Account Balance                   0.00
     Ending Total Principal Balance       13,221,499,157.37
     Series Allocation Percentage
     Beginning Invested /Transferor
     Amount
     Adjusted Invested /Transferor Amount
     Floating Allocation Percentage
     Principal Allocation Percentage
     Finance Charge Collections              187,871,429.11
     Total Yield                                     17.05%
     Trust Portfolio Yield                           12.59%
     Principal Collections                 2,208,709,555.49
     Discount Percentage                              0.00%
     Discount Option Receivable                        0.00
     Collections
     Monthly Payment Rate                            16.71%
     Defaults                                 55,904,081.84
     Monthly Default Rate                             5.07%
     Net Monthly Default Rate                         4.46%
     Recoveries                                6,803,173.01
     Adjustments                            (19,508,639.61)
     New Receivables                       1,947,962,371.76
     Ending Principal  Receivables        12,924,356,531.41
     Balance
     Minimum Series Required Balance       1,070,000,000.00
     Special Funding Account Balance                   0.00
     Ending Total Principal Balance       12,924,356,531.41

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts   12,924,356,531.41
     -------------------------------------------------------
     Group I Information                     Group Total
     Invested Amount                       5,750,000,000.00
     Average Rate                                  5.82505%
     Investor Finance Charge Collections      84,663,542.98
     Investor Principal Collections          960,562,776.80
     Investor Default Amount Due              24,312,558.41
     Investor Monthly Interest Due            28,834,226.61
     Investor Monthly Fees Due                 9,583,333.33
     Investor Additional Amounts Due                   0.00
     -------------------------------------------------------

     Group:                                                 Group 1
     Series:                                                Series 1996-2
     Supplement Date:                                       17-Sep-96


     MONTHLY STATEMENT
     UNIVERSAL CARD MASTER TRUST
     SERIES 1996-2
     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Universal Card Services Corp. ("UCS") as Servicer, Universal Bank, N.A., as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1996-2 Supplement dated as of 6/30/96 (the "Supplement") among UCS, Universal Bank, N.A. and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1996-2 Certificateholders and the performance of the Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 08/17/98 with respect to the performance of the Trust during the month of 07/01/98 to 07/31/98 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-2 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.
 A)  Information regarding distribution
     in
     respect of the Class A Certificates
     per $1,000 original certificate
     principal amount.

(1)  The total amount of the
     distribution in respect of Class A
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000

(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class A
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000

(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class A
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000

 B)  Class A Investor Charge Offs and
     Reimbursement of Charge Offs
(1)  The amount of Class A Investor
     Charge Offs                                                       $0.00
(2)  The amount of Class A Investors
     Charge Offs set forth in paragraph 1
     above, per $1,000 original
     certificate
     principal amount                                                  $0.00
(3)  The total amount reimbursed in
     respect of Class A Investor Charge
     Offs                                                              $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                      $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the
     Class A Certificates exceeds the
     Class
     A Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                 $0.00

 C)  Information regarding distributions
     in
     respect of the Class B Certificates,
     per $1,000 original certificate
     principal amount
(1)  The total amount of the
     distribution in respect of Class B
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000
(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class B
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000
(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class B
     Certificates, per $1,000 original
     certificate principal amount                                      $0.00

 D)  Amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of
     Class B Invested Amount
(1)  The amount of reductions in Class
     B Invested Amount pursuant to
     clauses
     (c), (d), and (e) of the definition
     of
     Class B Invested Amount                                           $0.00

(2)  The amount of reductions in
     the Class B Invested Amount set
     forth
     in paragraph 1 above, per $1,000
     original certificate principal                                    $0.00
     amount
(3)  The total amount reimbursed in
     respect of such reductions in the
     Class B Invested Amount                                           $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                      $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the
     Class B Certificates exceeds the
     Class
     B Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                 $0.00

E)   Information regarding certain
     distributions to the Collateral
     Interest Holder
(1)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of interest on the Collateral
     Invested
     Amount                                                      $363,335.07
(2)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of principal on the Collateral
     Invested Amount                                                   $0.00

 F)  Amount of reductions in Collateral
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of
     Collateral Invested Amount
(1)  The amount of reductions in the
     Collateral Invested Amount pursuant
     to
     clauses (c), (d), and (e) of the
     definition of Collateral Invested
     Amount                                                            $0.00
(2)  The total amount reimbursed in
     respect of such reductions in the
     Collateral Invested Amount                                        $0.00

     UNIVERSAL CARD SERVICES CORP.,
        Servicer

     By:  /s/Tom Donahue
          Name:   Thomas Donahue
          Title:  Servicing Officer

RECEIVABLES  ---

Beginning of the Month Principal                            $13,221,499,157.37
Receivables:
Beginning of the Month Finance Charge                        $152,090,028.33
Receivables:
Beginning of the Month Discounted                                      $0.00
Receivables:
Beginning of the Month Premium                                         $0.00
Receivables:
Beginning of the Month Total Receivables:                   $13,373,589,185.70


Removed Principal Receivables:                                         $0.00
Removed Finance Charge Receivables:                                    $0.00
Removed Total Receivables:                                             $0.00


Additional Principal Receivables:                                      $0.00
Additional Finance Charge Receivables:                                 $0.00
Additional Total Receivables:                                          $0.00


Discounted Receivables Generated this                                  $0.00
Period:
Premium Receivables Generated this                                     $0.00
Period:
End of the Month Principal Receivables:                     $12,924,356,531.41
End of the Month Finance Charge                              $154,124,723.43
Receivables:
End of the Month Discounted Receivables:                               $0.00
End of the Month Premium Receivables:                                  $0.00
End of the Month Total Receivables:                         $13,078,481,254.84


Special Funding Account Balance                                        $0.00
Aggregate Invested Amount (all Master                       $10,958,333,333.33
Trust Series)

End of the Month Total Transferor Amount                    $2,120,147,921.51


DELINQUENCIES AND LOSSES ---
                                                            RECEIVABLES
End of the Month Delinquencies:
   31-60 Days Delinquent                                     $139,343,008.67
   61-90 Days Delinquent                                      $90,203,525.49
   91+ Days Delinquent                                       $161,555,051.25

   Total 31+ Days Delinquent                                 $391,101,585.41

Defaulted Accounts During the Month                           $55,904,081.84

INVESTED AMOUNTS ---

Class A Initial Invested Amount               $850,000,000
Class B Initial Invested Amount                $80,000,000
Collateral Initial Invested Amount             $70,000,000
INITIAL INVESTED AMOUNT                                       $1,000,000,000

Class A Invested Amount                    $850,000,000.00
Class B Invested Amount                     $80,000,000.00
Collateral Invested Amount                  $70,000,000.00
INVESTED AMOUNT                                               $1,000,000,000


Class A Adjusted Invested Amount           $850,000,000.00
Class B Adjusted Invested Amount            $80,000,000.00
Collateral Invested Amount                  $70,000,000.00
ADJUSTED INVESTED AMOUNT                                      $1,000,000,000


MONTHLY SERVICING FEE                                          $1,666,666.67


INVESTOR DEFAULT AMOUNT                                        $4,228,271.03


GROUP 1 INFORMATION


WEIGHTED AVERAGE CERTIFICATE RATE FOR                                5.82505%
ALL SERIES
IN GROUP 1

GROUP 1 INVESTOR FINANCE CHARGE                               $84,663,542.98
COLLECTIONS
GROUP 1 INVESTOR ADDITIONAL AMOUNTS                                    $0.00
GROUP 1 INVESTOR DEFAULT AMOUNT                               $24,312,558.41
GROUP 1 INVESTOR MONTHLY FEES                                  $9,583,333.33
GROUP 1 INVESTOR MONTHLY INTEREST                             $28,834,226.61


SERIES 1996-2 INFORMATION
SERIES 1996-2 ALLOCATION PERCENTAGE                                     9.13%
SERIES 1996-2 ALLOCABLE FINANCE CHARGE                        $17,144,160.83
COLLECTIONS
SERIES 1996-2 ADDITIONAL AMOUNTS                                       $0.00
SERIES 1996-2 ALLOCABLE DEFAULTED AMOUNT                       $5,101,513.17
SERIES 1996-2 MONTHLY FEES                                     $1,666,666.67
SERIES 1996-2 ALLOCABLE PRINCIPAL                            $201,555,244.61
COLLECTIONS
SERIES 1996-2 REQUIRED TRANSFEROR AMOUNT                      $70,000,000.00
FLOATING ALLOCATION PERCENTAGE                                         82.88%

                                                      C-5

INVESTOR FINANCE CHARGE COLLECTIONS                           $14,209,540.60
INVESTOR DEFAULT AMOUNT                                        $4,228,271.03
REALLOCATED INVESTOR FINANCE CHARGE                           $14,693,223.76
COLLECTIONS
PRINCIPAL ALLOCATIONS PERCENTAGE                                       82.88%
AVAILABLE PRINCIPAL COLLECTIONS                              $167,054,395.97


CLASS A  AVAILABLE FUNDS ---

CLASS A FLOATING PERCENTAGE                                            85.00%

    Class A Floating Percentage of          $12,579,579.44
Reallocated
    Investor Finance Charge Collections
    Other Amounts                                    $0.00
TOTAL CLASS A AVAILABLE FUNDS                                 $12,579,579.44

   Class A Monthly Interest                  $4,214,170.14
   Class A Servicing Fee (if applicable)             $0.00
   Class A Investor Default Amount           $3,594,030.37
TOTAL CLASS A EXCESS SPREAD                                    $4,771,378.93

CLASS A REQUIRED AMOUNT                                                $0.00

CLASS B AVAILABLE FUNDS ---

CLASS B FLOATING PERCENTAGE                                             8.00%

CLASS B AVAILABLE FUNDS                                        $1,175,457.90

   Class B Monthly Interest                    $406,272.22
   Class B Servicing Fee (if applicable)             $0.00
TOTAL CLASS B EXCESS SPREAD                                      $769,185.68

COLLATERAL AVAILABLE FUNDS --

COLLATERAL FLOATING PERCENTAGE                                          7.00%

COLLATERAL AVAILABLE FUNDS                                     $1,028,525.66
   Collateral Interest Servicing Fee                                   $0.00
(if  applicable)
TOTAL COLLATERAL EXCESS SPREAD                                 $1,028,525.66

EXCESS SPREAD ---

TOTAL EXCESS SPREAD                                            $6,569,090.27

                                                      C-6

Excess Spread Applied to Class A                                       $0.00
Required Amount
Excess Spread Applied to Class A                                       $0.00
Investor Charge
Offs
Excess Spread Applied to Class B                                 $338,261.68
Required Amount
Excess Spread Applied to Reductions of                                 $0.00
Class B
Invested Amount pursuant to clauses (c),
(d) and (e)

Excess Spread Applied to Collateral                              $363,335.07
Monthly
Interest
Excess Spread Applied to Unpaid Monthly                        $1,666,666.67
Servicing Fee
Excess Spread Applied Collateral Default                         $295,978.97
Amount
Excess Spread Applied to Reductions of                                 $0.00
Collateral Invested Amount Pursuant to
Clauses
(c), (d) and (e)
Excess Spread Applied to Reserve Account                               $0.00
Excess Spread Applied to Other Amounts                                 $0.00
Owed to
Collateral Interest Holder

TOTAL EXCESS FINANCE CHARGE COLLECTIONS
ELIGIBLE
FOR OTHER EXCESS ALLOCATION SERIES                             $3,904,847.88

EXCESS FINANCE CHARGES COLLECTIONS

 TOTAL EXCESS FINANCE CHARGE COLLECTIONS                      $42,225,806.50
 FOR ALL ALLOCATION SERIES

SERIES 1996-2 EXCESS FINANCE CHARGE
COLLECTIONS ---

EXCESS FINANCE CHARGE COLLECTIONS                                      $0.00
ALLOCATED TO SERIES 1996-2

Excess Finance Charge Collections                                      $0.00
Applied to
Class A Required Amount
Excess Finance Charge Collections                                      $0.00
Applied to
Class A Investor Charge Offs
Excess Finance Charge Collections                                      $0.00
Applied to
Class B Required Amount
Excess Finance Charge Collections                                      $0.00
Applied to
Reductions of Class B Invested Amount
Pursuant
to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                      $0.00
Applied to
Collateral Monthly Interest
Excess Finance Charge Collections                                      $0.00
Applied to
Unpaid Monthly Servicing Fee
Excess Finance Charge Collections                                      $0.00
Applied to
Collateral Default Amount

Excess Finance Charge Collections                                      $0.00
Applied to
Reductions of Collateral Invested Amount
Pursuant to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                      $0.00
Applied to
Reserve Account
Excess Finance Charge Collections                                      $0.00
Applied to
Other Amounts Owed to Collateral
Interest Holder

YIELD AND BASE RATE---

Base Rate (Current Month)                             7.98%                 1
Base Rate (Prior Month)                               7.79%                 1
Base Rate (Two Months Ago)                            7.79%                 1
THREE MONTH AVERAGE BASE RATE                                           7.85%

Series Adj Portfolio Yield (Curr Month)              12.67%                 1
Series Adj Portfolio Yield (Prior Month)             11.25%                 1
Series Adj Port Yield (Two Months Ago)               11.19%                 1
THREE MONTH AVERAGE SERIES ADJUSTED                                    11.70%
PORTFOLIO
YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                           85.00%

   Class A Principal Collections           $141,996,236.57

CLASS B PRINCIPAL PERCENTAGE                                            8.00%

   Class B Principal Collections            $13,364,351.68

COLLATERAL PRINCIPAL PERCENTAGE                                         7.00%
   Collateral Principal Collections         $11,693,807.72

AVAILABLE PRINCIPAL COLLECTIONS            $167,054,395.97

REALLOCATED PRINCIPAL COLLECTIONS                                      $0.00

SERIES 1996-2 PRINCIPAL SHORTFALL                                      $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE                                 $0.00
FROM OTHER
PRINCIPAL SHARING SERIES
                                                      C-8

ACCUMULATION ---

Controlled Accumulation Amount                       $0.00
Deficit Controlled Accumulation Amount               $0.00
CONTROLLED DEPOSIT AMOUNT                                              $0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                      $0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE                        $167,054,395.97
FOR OTHER
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                           $0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT                                  $0.00
(OTHER THAN
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN COLLATERAL INVESTED AMOUNT                               $0.00
(OTHER
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                $0.00
PREVIOUS CLASS B INVESTED AMOUNT                                       $0.00
REDUCTIONS
REIMBURSED

PREVIOUS COLLATERAL INVESTED AMOUNT                                    $0.00
REDUCTIONS
REIMBURSED


     UNIVERSAL CARD SERVICES CORP.,
     as Servicer


     By:  /s/Tom Donahue
          Name:   Thomas Donahue
          Title:  Servicing Officer

     Universal Bank, N.A.
     Credit Card Asset Backed Securities

     Universal Card  Master Trust
     Series 1996-3

     Monthly Report                               31-Jul-98
     Distribution Date                            17-Aug-98
     -------------------------------------------------------------------------

     Monthly Trust Activity                    Class A           Class B

     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor          850,000,000.00     80,000,000.00
     Amount
     Adjusted Invested /Transferor Amount    850,000,000.00     80,000,000.00
     Floating Allocation Percentage             85.0000000%        8.0000000%
     Principal Allocation Percentage            85.0000000%        8.0000000%
     Finance Charge Collections               12,078,109.51      1,136,763.25
     Total Yield
     Trust Portfolio Yield
     Principal Collections                   141,996,236.57     13,364,351.68
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                  3,594,030.37        338,261.68
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                  437,370.75         41,164.31
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                                               0.00
     Charged-Off Principal                             0.00              0.00
     Reimbursed Principal                              0.00              0.00
     Ending Invested/Transferor Amounts      850,000,000.00     80,000,000.00
     -------------------------------------------------------------------------
     Group I Information                    Series 1995-1     Series 1995-3
     Invested Amount                       1,000,000,000.00    750,000,000.00
     Average Rate                                  5.79881%          5.89311%
     Investor Finance Charge Collections      14,724,094.43     11,043,070.82
     Investor Principal Collections          167,054,395.97    125,290,796.97
     Investor Default Amount Due               4,228,271.03      3,171,203.27
     Investor Monthly Interest Due             4,992,472.67      3,805,397.91
     Investor Monthly Fees Due                 1,666,666.67      1,250,000.00
     Investor Additional Amounts Due                   0.00              0.00
     -------------------------------------------------------------------------
     Monthly Funding Requirements              Class A           Class B
     Investor Coupon                               5.78750%          5.98750%
     Investor Monthly Interest Due             4,236,128.47        412,472.22
     Investor Outstanding Interest Due                 0.00              0.00
     Investor Additional Interest Due                 0.00              0.00
     Investor Total Interest Due               4,236,128.47        412,472.22
     Investor  Default Amount Due              3,594,030.37        338,261.68
     Investor Monthly Fees Due                 1,416,666.67        133,333.33
     Investor Additional Fees Due                     0.00              0.00
     Total                                     9,246,825.51        884,067.24

     -------------------------------------------------------------------------
     Reallocated Investor Finance Charge
     Collections
     Interest/Principal/Spread
     Investment Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield
     Base Rate
     -------------------------------------------------------------------------
     Application of Collections                Class A           Class B
     Available Funds                          12,524,159.38      1,177,771.55
     Monthly Interest Paid                     4,236,128.47        412,472.22
     Investor Default Amount Paid              3,594,030.37              0.00
     Excess Spread                             4,694,000.54        765,299.33
     -------------------------------------------------------------------------
     Monthly Interest Shortfall                        0.00              0.00
     Investor Default Amount Shortfall                 0.00        338,261.68
     Required Amount                                   0.00        338,261.68
     -------------------------------------------------------------------------
     Monthly Interest Paid                             0.00              0.00
     Investor Default Paid                             0.00        338,261.68
     Investor Additional Amounts Paid                  0.00              0.00
     Servicing Fee Paid
     Excess Finance Charge Collections
     -------------------------------------------------------------------------
     Reallocated Principal                                               0.00
     Monthly Interest Paid                             0.00              0.00
     Investor Default Paid                             0.00              0.00
     -------------------------------------------------------------------------
     Outstanding Monthly Interest                      0.00              0.00
     Principal Charge-Offs                             0.00              0.00
     -------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount
     Principal Funding Account Deposit
     Principal Funding Account Balance
     -------------------------------------------------------------------------
     Certificates                              Class A           Class B
     Beginning Certificates Balance          850,000,000.00     80,000,000.00
     Interest Distribution                             0.00              0.00
     Principal Distribution                            0.00              0.00
     Total Distribution                                0.00              0.00
     Ending Certificate Balance              850,000,000.00     80,000,000.00
     Pool Factor                                100.000000%       100.000000%
     Total Distribution Per 1,000                    0.0000            0.0000
     Certificate
     Interest Distribution Per 1,000                 0.0000            0.0000
     Certificate
     Principal Distribution Per 1,000                0.0000            0.0000
     Certificate

     1st   Collection Account Deposit          4,099,479.17        399,166.67
     2nd Collection Accounts Deposit           4,236,128.47        412,472.22
     3rd Collection Accounts Deposit                   0.00              0.00
     Quarterly Interest Distribution           8,335,607.64        811,638.89


     Delinquencies                              1-30              31-60

     Number of Accounts                             274,949            57,224
     Balance of Accounts                        591,629,102       139,343,009

     31+Days Delinquency Rate                                         2.9581%

     Change in Account Owner Retained                                 0.0000%
     Interest

     Prior Month Account Owner Retained                               0.0000%
     Interest Factor
     Current Month Account Owner                                      0.0000%
     Retained Interest Factor

     Monthly Trust Activity                 CIA Investor        Investor
                                                                Interest
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor           70,000,000.00  1,000,000,000.00
     Amount
     Adjusted Invested /Transferor Amount     70,000,000.00  1,000,000,000.00
     Floating Allocation Percentage              7.0000000%       82.8826837%
     Principal Allocation Percentage             7.0000000%       82.8826837%
     Finance Charge Collections                  994,667.84     14,209,540.60
     Total Yield
     Trust Portfolio Yield
     Principal Collections                    11,693,807.72    167,054,395.97
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                    295,978.97      4,228,271.03
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                   36,018.77        514,553.83
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                             0.00
     Charged-Off Principal                             0.00
     Reimbursed Principal                              0.00
     Ending Invested/Transferor Amounts       70,000,000.00  1,000,000,000.00
     -------------------------------------------------------------------------
     Group I Information                    Series 1996-1     Series 1996-2
     Invested Amount                       1,000,000,000.00  1,000,000,000.00
     Average Rate                                  5.83686%          5.78961%
     Investor Finance Charge Collections      14,724,094.43     14,724,094.43
     Investor Principal Collections          167,054,395.97    167,054,395.97
     Investor Default Amount Due               4,228,271.03      4,228,271.03
     Investor Monthly Interest Due             5,025,426.39      4,983,777.43
     Investor Monthly Fees Due                 1,666,666.67      1,666,666.67
     Investor Additional Amounts Due                   0.00              0.00
     -------------------------------------------------------------------------
     Monthly Funding Requirements           CIA Investor          Total
     Investor Coupon                               6.04032%
     Investor Monthly Interest Due               364,097.35      5,012,698.05
     Investor Outstanding Interest Due                 0.00              0.00
     Investor Additional Interest Due                 0.00              0.00
     Investor Total Interest Due                 364,097.35      5,012,698.05
     Investor  Default Amount Due                295,978.97      4,228,271.03
     Investor Monthly Fees Due                   116,666.67      1,666,666.67
     Investor Additional Fees Due                     0.00              0.00
     Total                                       776,742.99     10,907,635.74
     -------------------------------------------------------------------------
     Reallocated Investor Finance Charge                        14,722,144.37
     Collections
     Interest/Principal/Spread                                      10,336.67
     Investment Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield                                   12.61%
     Base Rate                                                          8.02%
     -------------------------------------------------------------------------
     Application of Collections             CIA Investor          Total
     Available Funds                           1,030,550.11     14,732,481.04
     Monthly Interest Paid                             0.00      4,648,600.69
     Investor Default Amount Paid                      0.00      3,594,030.37
     Excess Spread                             1,030,550.11      6,489,849.97
     -------------------------------------------------------------------------
     Monthly Interest Shortfall                                          0.00
     Investor Default Amount Shortfall                             338,261.68
     Required Amount                                               338,261.68

     -------------------------------------------------------------------------
     Monthly Interest Paid                       364,097.35        364,097.35
     Investor Default Paid                       295,978.97        634,240.65
     Investor Additional Amounts Paid                  0.00              0.00
     Servicing Fee Paid                                          1,666,666.67
     Excess Finance Charge Collections                           3,824,845.30
     -------------------------------------------------------------------------
     Reallocated Principal                             0.00              0.00
     Monthly Interest Paid
     Investor Default Paid                                               0.00
     -------------------------------------------------------------------------
     Outstanding Monthly Interest                      0.00
     Principal Charge-Offs                             0.00
     -------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                                      0.00
     Principal Funding Account Deposit                                   0.00
     Principal Funding Account Balance                                   0.00
     -------------------------------------------------------------------------
     Certificates                           CIA Investor          Total
     Beginning Certificates Balance           70,000,000.00  1,000,000,000.00
     Interest Distribution                       364,097.35        364,097.35
     Principal Distribution                            0.00              0.00
     Total Distribution                          364,097.35        364,097.35
     Ending Certificate Balance               70,000,000.00  1,000,000,000.00
     Pool Factor                                100.000000%
     Total Distribution Per 1,000                    5.2014
     Certificate
     Interest Distribution Per 1,000                 5.2014
     Certificate
     Principal Distribution Per 1,000                0.0000
     Certificate

     1st   Collection Account Deposit                            4,498,645.84
     2nd Collection Accounts Deposit                             4,648,600.69
     3rd Collection Accounts Deposit                                     0.00
     Quarterly Interest Distribution                             9,147,246.53


     Delinquencies                              61-90            91-120

     Number of Accounts                              31,011            20,756
     Balance of Accounts                         90,203,525        66,137,134

     31+Days Delinquency Rate

     Change in Account Owner Retained              (959.94) CIA Investor
     Interest                                               Interest Reduced
                                                            Margin

     Monthly Trust Activity                  Transferor          Series
                                              Interest         Allocations
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage                                       9.13%
     Beginning Invested /Transferor          206,524,637.94  1,206,524,637.94
     Amount
     Adjusted Invested /Transferor Amount    206,524,637.94  1,206,524,637.94
     Floating Allocation Percentage             17.1173163%      100.0000000%
     Principal Allocation Percentage            17.1173163%      100.0000000%
     Finance Charge Collections                2,934,620.23     17,144,160.83
     Total Yield
     Trust Portfolio Yield
     Principal Collections                    34,500,848.64    201,555,244.61
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                    873,242.14      5,101,513.17
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                  106,268.04        620,821.87
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts      179,408,961.04  1,179,408,961.04
     -------------------------------------------------------------------------
     Group I Information                    Series 1996-3     Series 1997-1
     Invested Amount                       1,000,000,000.00  1,000,000,000.00
     Average Rate                                  5.82231%          5.82661%
     Investor Finance Charge Collections      14,724,094.43     14,724,094.43
     Investor Principal Collections          167,054,395.97    167,054,395.97
     Investor Default Amount Due               4,228,271.03      4,228,271.03
     Investor Monthly Interest Due             5,012,698.05      5,014,454.17
     Investor Monthly Fees Due                 1,666,666.67      1,666,666.67
     Investor Additional Amounts Due                   0.00              0.00
     -------------------------------------------------------------------------

     Delinquencies                              121+              Total

     Number of Accounts                              27,094           411,034
     Balance of Accounts                         95,417,917    982,730,687.06

     Monthly Trust Activity                     Trust
                                               Totals
     Beginning Principal  Receivables     13,221,499,157.37
     Balance
     Special Funding Account Balance                   0.00
     Ending Total Principal Balance       13,221,499,157.37
     Series Allocation Percentage
     Beginning Invested /Transferor
     Amount
     Adjusted Invested /Transferor Amount
     Floating Allocation Percentage
     Principal Allocation Percentage
     Finance Charge Collections              187,871,429.11
     Total Yield                                     17.05%
     Trust Portfolio Yield                           12.59%
     Principal Collections                 2,208,709,555.49
     Discount Percentage                              0.00%
     Discount Option Receivable                        0.00
     Collections
     Monthly Payment Rate                            16.71%
     Defaults                                 55,904,081.84
     Monthly Default Rate                             5.07%
     Net Monthly Default Rate                         4.46%
     Recoveries                                6,803,173.01
     Adjustments                            (19,508,639.61)
     New Receivables                       1,947,962,371.76
     Ending Principal  Receivables        12,924,356,531.41
     Balance
     Minimum Series Required Balance       1,070,000,000.00
     Special Funding Account Balance                   0.00
     Ending Total Principal Balance       12,924,356,531.41

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts   12,924,356,531.41
     -------------------------------------------------------
     Group I Information                     Group Total
     Invested Amount                       5,750,000,000.00
     Average Rate                                  5.82505%
     Investor Finance Charge Collections      84,663,542.98
     Investor Principal Collections          960,562,776.80
     Investor Default Amount Due              24,312,558.41
     Investor Monthly Interest Due            28,834,226.61
     Investor Monthly Fees Due                 9,583,333.33
     Investor Additional Amounts Due                   0.00
     -------------------------------------------------------

     Group:                               Group 1
     Series:                              Series 1996-3
     Supplement Date:                     17-Sep-96


     MONTHLY STATEMENT
     UNIVERSAL CARD MASTER TRUST
     SERIES 1996-3

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Universal Card Services Corp. ("UCS") as Servicer, Universal Bank, N.A., as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1996-3 Supplement dated as of 9/17/96 (the "Supplement") among UCS, Universal Bank, N.A. and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1996-3 Certificateholders and the performance of the Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 08/17/98 with respect to the performance of the Trust during the month of 07/01/98 to 07/31/98 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-3 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.
 A)  Information regarding distribution
     in
     respect of the Class A Certificates
     per $1,000 original certificate
     principal amount.

(1)  The total amount of the
     distribution in respect of Class A
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000

(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class A
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000

(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class A
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000

 B)  Class A Investor Charge Offs and
     Reimbursement of Charge Offs
(1)  The amount of Class A Investor
     Charge Offs                                                       $0.00
(2)  The amount of Class A Investors
     Charge Offs set forth in paragraph 1
     above, per $1,000 original
     certificate
     principal amount                                                  $0.00
(3)  The total amount reimbursed in
     respect of Class A Investor Charge
     Offs                                                              $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                      $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the
     Class A Certificates exceeds the
     Class
     A Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                 $0.00

 C)  Information regarding distributions
     in
     respect of the Class B Certificates,
     per $1,000 original certificate
     principal amount
(1)  The total amount of the
     distribution in respect of Class B
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000
(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class B
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000
(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class B
     Certificates, per $1,000 original
     certificate principal amount                                      $0.00

 D)  Amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of
     Class B Invested Amount
(1)  The amount of reductions in Class
     B Invested Amount pursuant to
     clauses
     (c), (d), and (e) of the definition
     of
     Class B Invested Amount                                           $0.00

(2)  The amount of reductions in
     the Class B Invested Amount set
     forth
     in paragraph 1 above, per $1,000
     original certificate principal                                    $0.00
     amount
(3)  The total amount reimbursed in
     respect of such reductions in the
     Class B Invested Amount                                           $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                      $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the
     Class B Certificates exceeds the
     Class
     B Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                 $0.00

E)   Information regarding certain
     distributions to the Collateral
     Interest Holder
(1)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of interest on the Collateral
     Invested
     Amount                                                      $364,097.35
(2)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of principal on the Collateral
     Invested Amount                                                   $0.00

 F)  Amount of reductions in Collateral
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of
     Collateral Invested Amount
(1)  The amount of reductions in the
     Collateral Invested Amount pursuant
     to
     clauses (c), (d), and (e) of the
     definition of Collateral Invested
     Amount                                                            $0.00
(2)  The total amount reimbursed in
     respect of such reductions in the
     Collateral Invested Amount                                        $0.00

     UNIVERSAL CARD SERVICES CORP.,
        Servicer

     By:  /s/Tom Donahue
          Name:   Thomas Donahue
          Title:  Servicing Officer

RECEIVABLES  ---

Beginning of the Month Principal                            $13,221,499,157.37
Receivables:
Beginning of the Month Finance Charge                        $152,090,028.33
Receivables:
Beginning of the Month Discounted                                      $0.00
Receivables:
Beginning of the Month Premium                                         $0.00
Receivables:
Beginning of the Month Total Receivables:                   $13,373,589,185.70


Removed Principal Receivables:                                         $0.00
Removed Finance Charge Receivables:                                    $0.00
Removed Total Receivables:                                             $0.00


Additional Principal Receivables:                                      $0.00
Additional Finance Charge Receivables:                                 $0.00
Additional Total Receivables:                                          $0.00


Discounted Receivables Generated this                                  $0.00
Period:
Premium Receivables Generated this                                     $0.00
Period:
End of the Month Principal Receivables:                     $12,924,356,531.41
End of the Month Finance Charge                              $154,124,723.43
Receivables:
End of the Month Discounted Receivables:                               $0.00
End of the Month Premium Receivables:                                  $0.00
End of the Month Total Receivables:                         $13,078,481,254.84


Special Funding Account Balance                                        $0.00
Aggregate Invested Amount (all Master                       $10,958,333,333.33
Trust Series)

End of the Month Total Transferor Amount                    $2,120,147,921.51


DELINQUENCIES AND LOSSES ---
                                                            RECEIVABLES
End of the Month Delinquencies:
   31-60 Days Delinquent                                     $139,343,008.67
   61-90 Days Delinquent                                      $90,203,525.49
   91+ Days Delinquent                                       $161,555,051.25

   Total 31+ Days Delinquent                                 $391,101,585.41

Defaulted Accounts During the Month                           $55,904,081.84
                                                     C-4

INVESTED AMOUNTS ---

Class A Initial Invested Amount               $850,000,000
Class B Initial Invested Amount                $80,000,000
Collateral Initial Invested Amount             $70,000,000
INITIAL INVESTED AMOUNT                                       $1,000,000,000

Class A Invested Amount                    $850,000,000.00
Class B Invested Amount                     $80,000,000.00
Collateral Invested Amount                  $70,000,000.00
INVESTED AMOUNT                                               $1,000,000,000


Class A Adjusted Invested Amount           $850,000,000.00
Class B Adjusted Invested Amount            $80,000,000.00
Collateral Invested Amount                  $70,000,000.00
ADJUSTED INVESTED AMOUNT                                      $1,000,000,000


MONTHLY SERVICING FEE                                          $1,666,666.67


INVESTOR DEFAULT AMOUNT                                        $4,228,271.03


GROUP 1 INFORMATION


WEIGHTED AVERAGE CERTIFICATE RATE FOR                                5.82505%
ALL SERIES
IN GROUP 1

GROUP 1 INVESTOR FINANCE CHARGE                               $84,663,542.98
COLLECTIONS
GROUP 1 INVESTOR ADDITIONAL AMOUNTS                                    $0.00
GROUP 1 INVESTOR DEFAULT AMOUNT                               $24,312,558.41
GROUP 1 INVESTOR MONTHLY FEES                                  $9,583,333.33
GROUP 1 INVESTOR MONTHLY INTEREST                             $28,834,226.61


SERIES 1996-3 INFORMATION
SERIES 1996-3 ALLOCATION PERCENTAGE                                     9.13%
SERIES 1996-3 ALLOCABLE FINANCE CHARGE                        $17,144,160.83
COLLECTIONS
SERIES 1996-3 ADDITIONAL AMOUNTS                                       $0.00
SERIES 1996-3 ALLOCABLE DEFAULTED AMOUNT                       $5,101,513.17
SERIES 1996-3 MONTHLY FEES                                     $1,666,666.67
SERIES 1996-3 ALLOCABLE PRINCIPAL                            $201,555,244.61
COLLECTIONS
SERIES 1996-3 REQUIRED TRANSFEROR AMOUNT                      $70,000,000.00
FLOATING ALLOCATION PERCENTAGE                                         82.88%

INVESTOR FINANCE CHARGE COLLECTIONS                           $14,209,540.60
INVESTOR DEFAULT AMOUNT                                        $4,228,271.03
REALLOCATED INVESTOR FINANCE CHARGE                           $14,722,144.37
COLLECTIONS
PRINCIPAL ALLOCATIONS PERCENTAGE                                       82.88%
AVAILABLE PRINCIPAL COLLECTIONS                              $167,054,395.97


CLASS A  AVAILABLE FUNDS ---

CLASS A FLOATING PERCENTAGE                                            85.00%

    Class A Floating Percentage of          $12,524,159.38
Reallocated
    Investor Finance Charge Collections
    Other Amounts                                    $0.00
TOTAL CLASS A AVAILABLE FUNDS                                 $12,524,159.38

   Class A Monthly Interest                  $4,236,128.47
   Class A Servicing Fee (if applicable)             $0.00
   Class A Investor Default Amount           $3,594,030.37
TOTAL CLASS A EXCESS SPREAD                                    $4,694,000.54

CLASS A REQUIRED AMOUNT                                                $0.00

CLASS B AVAILABLE FUNDS ---

CLASS B FLOATING PERCENTAGE                                             8.00%

CLASS B AVAILABLE FUNDS                                        $1,177,771.55

   Class B Monthly Interest                    $412,472.22
   Class B Servicing Fee (if applicable)             $0.00
TOTAL CLASS B EXCESS SPREAD                                      $765,299.33

COLLATERAL AVAILABLE FUNDS --

COLLATERAL FLOATING PERCENTAGE                                          7.00%

COLLATERAL AVAILABLE FUNDS                                     $1,030,550.11
   Collateral Interest Servicing Fee                                   $0.00
(if  applicable)
TOTAL COLLATERAL EXCESS SPREAD                                 $1,030,550.11

EXCESS SPREAD ---

TOTAL EXCESS SPREAD                                            $6,489,849.97
                                                      C-6

Excess Spread Applied to Class A                                       $0.00
Required Amount
Excess Spread Applied to Class A                                       $0.00
Investor Charge
Offs
Excess Spread Applied to Class B                                 $338,261.68
Required Amount
Excess Spread Applied to Reductions of                                 $0.00
Class B
Invested Amount pursuant to clauses (c),
(d) and (e)

Excess Spread Applied to Collateral                              $364,097.35
Monthly
Interest
Excess Spread Applied to Unpaid Monthly                        $1,666,666.67
Servicing Fee
Excess Spread Applied Collateral Default                         $295,978.97
Amount
Excess Spread Applied to Reductions of                                 $0.00
Collateral Invested Amount Pursuant to
Clauses
(c), (d) and (e)
Excess Spread Applied to Reserve Account                               $0.00
Excess Spread Applied to Other Amounts                                 $0.00
Owed to
Collateral Interest Holder

TOTAL EXCESS FINANCE CHARGE COLLECTIONS
ELIGIBLE
FOR OTHER EXCESS ALLOCATION SERIES                             $3,824,845.30

EXCESS FINANCE CHARGES COLLECTIONS

 TOTAL EXCESS FINANCE CHARGE COLLECTIONS                      $42,225,806.50
 FOR ALL ALLOCATION SERIES

SERIES 1996-3 EXCESS FINANCE CHARGE
COLLECTIONS ---

EXCESS FINANCE CHARGE COLLECTIONS                                      $0.00
ALLOCATED TO SERIES 1996-3

Excess Finance Charge Collections                                      $0.00
Applied to
Class A Required Amount
Excess Finance Charge Collections                                      $0.00
Applied to
Class A Investor Charge Offs
Excess Finance Charge Collections                                      $0.00
Applied to
Class B Required Amount
Excess Finance Charge Collections                                      $0.00
Applied to
Reductions of Class B Invested Amount
Pursuant
to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                      $0.00
Applied to
Collateral Monthly Interest
Excess Finance Charge Collections                                      $0.00
Applied to
Unpaid Monthly Servicing Fee
Excess Finance Charge Collections                                      $0.00
Applied to
Collateral Default Amount
                                                      C-7

Excess Finance Charge Collections                                      $0.00
Applied to
Reductions of Collateral Invested Amount
Pursuant to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                      $0.00
Applied to
Reserve Account
Excess Finance Charge Collections                                      $0.00
Applied to
Other Amounts Owed to Collateral
Interest Holder

YIELD AND BASE RATE---

Base Rate (Current Month)                             8.02%                 1
Base Rate (Prior Month)                               7.82%                 1
Base Rate (Two Months Ago)                            7.82%                 1
THREE MONTH AVERAGE BASE RATE                                           7.89%

Series Adj Portfolio Yield (Curr Month)              12.61%                 1
Series Adj Portfolio Yield (Prior Month)             11.31%                 1
Series Adj Port Yield (Two Months Ago)               11.25%                 1
THREE MONTH AVERAGE SERIES ADJUSTED                                    11.72%
PORTFOLIO
YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                           85.00%

   Class A Principal Collections           $141,996,236.57

CLASS B PRINCIPAL PERCENTAGE                                            8.00%

   Class B Principal Collections            $13,364,351.68

COLLATERAL PRINCIPAL PERCENTAGE                                         7.00%
   Collateral Principal Collections         $11,693,807.72

AVAILABLE PRINCIPAL COLLECTIONS            $167,054,395.97

REALLOCATED PRINCIPAL COLLECTIONS                                      $0.00

SERIES 1996-3 PRINCIPAL SHORTFALL                                      $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE                                 $0.00
FROM OTHER
PRINCIPAL SHARING SERIES
                                                      C-8

ACCUMULATION ---

Controlled Accumulation Amount                       $0.00
Deficit Controlled Accumulation Amount               $0.00
CONTROLLED DEPOSIT AMOUNT                                              $0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                      $0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE                        $167,054,395.97
FOR OTHER
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                           $0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT                                  $0.00
(OTHER THAN
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN COLLATERAL INVESTED AMOUNT                               $0.00
(OTHER
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                $0.00
PREVIOUS CLASS B INVESTED AMOUNT                                       $0.00
REDUCTIONS
REIMBURSED

PREVIOUS COLLATERAL INVESTED AMOUNT                                    $0.00
REDUCTIONS
REIMBURSED


     UNIVERSAL CARD SERVICES CORP.,
     as Servicer


     By:  /s/Tom Donahue
          Name:   Thomas Donahue
          Title:  Servicing Officer

     Universal Bank, N.A.
     Credit Card Asset Backed Securities

     Universal Card  Master Trust
     Series 1997-1

     Monthly Report                               31-Jul-98
     Distribution Date                            17-Aug-98
     -------------------------------------------------------------------------

     Monthly Trust Activity                    Class A           Class B

     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor          850,000,000.00     80,000,000.00
     Amount
     Adjusted Invested /Transferor Amount    850,000,000.00     80,000,000.00
     Floating Allocation Percentage             85.0000000%        8.0000000%
     Principal Allocation Percentage            85.0000000%        8.0000000%
     Finance Charge Collections               12,078,109.51      1,136,763.25
     Total Yield
     Trust Portfolio Yield
     Principal Collections                   141,996,236.57     13,364,351.68
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                  3,594,030.37        338,261.68
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                  437,370.75         41,164.31
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                                               0.00
     Charged-Off Principal                             0.00              0.00
     Reimbursed Principal                              0.00              0.00
     Ending Invested/Transferor Amounts      850,000,000.00     80,000,000.00
     Group I Information                    Series 1995-1     Series 1995-3
     Invested Amount                       1,000,000,000.00    750,000,000.00
     Average Rate                                  5.79881%          5.89311%
     Investor Finance Charge Collections      14,724,094.43     11,043,070.82
     Investor Principal Collections          167,054,395.97    125,290,796.97
     Investor Default Amount Due               4,228,271.03      3,171,203.27
     Investor Monthly Interest Due             4,992,472.67      3,805,397.91
     Investor Monthly Fees Due                 1,666,666.67      1,250,000.00
     Investor Additional Amounts Due                   0.00              0.00
     Monthly Funding Requirements              Class A           Class B
     Investor Coupon                               5.78922%          5.97922%
     Investor Monthly Interest Due             4,237,387.42        411,901.82
     Investor Outstanding Interest Due                 0.00              0.00
     Investor Additional Interest Due                 0.00              0.00
     Investor Total Interest Due               4,237,387.42        411,901.82
     Investor  Default Amount Due              3,594,030.37        338,261.68
     Investor Monthly Fees Due                 1,416,666.67        133,333.33
     Investor Additional Fees Due                     0.00              0.00
     Total                                     9,248,084.46        883,496.84

     Reallocated Investor Finance Charge
     Collections
     Interest/Principal/Spread
     Investment Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield
     Base Rate
     Application of Collections                Class A           Class B
     Available Funds                          12,608,312.98      1,177,912.04
     Monthly Interest Paid                     4,237,387.42        411,901.82
     Investor Default Amount Paid              3,594,030.37              0.00
     Excess Spread                             4,776,895.19        766,010.22
     Monthly Interest Shortfall                        0.00              0.00
     Investor Default Amount Shortfall                 0.00        338,261.68
     Required Amount                                   0.00        338,261.68
     Monthly Interest Paid                             0.00              0.00
     Investor Default Paid                             0.00        338,261.68
     Investor Additional Amounts Paid                  0.00              0.00
     Servicing Fee Paid
     Excess Finance Charge Collections
     Reallocated Principal                                               0.00
     Monthly Interest Paid                             0.00              0.00
     Investor Default Paid                             0.00              0.00
     Outstanding Monthly Interest                      0.00              0.00
     Principal Charge-Offs                             0.00              0.00
     Principal Funding
     Controlled Accumulation Amount
     Principal Funding Account Deposit
     Principal Funding Account Balance
     Certificates                              Class A           Class B
     Beginning Certificates Balance          850,000,000.00     80,000,000.00
     Interest Distribution                    12,438,782.42      1,209,131.16
     Principal Distribution                            0.00              0.00
     Total Distribution                       12,438,782.42      1,209,131.16
     Ending Certificate Balance              850,000,000.00     80,000,000.00
     Pool Factor                                100.000000%       100.000000%
     Total Distribution Per 1,000                   14.6339           15.1141
     Certificate
     Interest Distribution Per 1,000                14.6339           15.1141
     Certificate
     Principal Distribution Per 1,000                0.0000            0.0000
     Certificate

     1st   Collection Account Deposit          4,100,697.50        398,614.67
     2nd Collection Accounts Deposit           4,100,697.50        398,614.67
     3rd Collection Accounts Deposit           4,237,387.42        411,901.82
     Quarterly Interest Distribution          12,438,782.42      1,209,131.16


     Delinquencies                              1-30              31-60

     Number of Accounts                             274,949            57,224
     Balance of Accounts                        591,629,102       139,343,009

     31+Days Delinquency Rate                                         2.9581%

     Change in Account Owner Retained                                 0.0000%
     Interest

     Prior Month Account Owner Retained                               0.0000%
     Interest Factor
     Current Month Account Owner                                      0.0000%
     Retained Interest Factor

     Monthly Trust Activity                 CIA Investor        Investor
                                                                Interest
     -------------------------------------------------------------------------

     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor           70,000,000.00  1,000,000,000.00
     Amount
     Adjusted Invested /Transferor Amount     70,000,000.00  1,000,000,000.00
     Floating Allocation Percentage              7.0000000%       82.8826837%
     Principal Allocation Percentage             7.0000000%       82.8826837%
     Finance Charge Collections                  994,667.84     14,209,540.60
     Total Yield
     Trust Portfolio Yield
     Principal Collections                    11,693,807.72    167,054,395.97
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                    295,978.97      4,228,271.03
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                   36,018.77        514,553.83
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                             0.00
     Charged-Off Principal                             0.00
     Reimbursed Principal                              0.00
     Ending Invested/Transferor Amounts       70,000,000.00  1,000,000,000.00
     Group I Information                    Series 1996-1     Series 1996-2
     Invested Amount                       1,000,000,000.00  1,000,000,000.00
     Average Rate                                  5.83686%          5.78961%
     Investor Finance Charge Collections      14,724,094.43     14,724,094.43
     Investor Principal Collections          167,054,395.97    167,054,395.97
     Investor Default Amount Due               4,228,271.03      4,228,271.03
     Investor Monthly Interest Due             5,025,426.39      4,983,777.43
     Investor Monthly Fees Due                 1,666,666.67      1,666,666.67
     Investor Additional Amounts Due                   0.00              0.00
     Monthly Funding Requirements           CIA Investor          Total
     Investor Coupon                               6.05804%
     Investor Monthly Interest Due               365,164.93      5,014,454.17
     Investor Outstanding Interest Due                 0.00              0.00
     Investor Additional Interest Due                 0.00              0.00
     Investor Total Interest Due                 365,164.93      5,014,454.17
     Investor  Default Amount Due                295,978.97      4,228,271.03
     Investor Monthly Fees Due                   116,666.67      1,666,666.67
     Investor Additional Fees Due                     0.00              0.00
     Total                                       777,810.57     10,909,391.86
     Reallocated Investor Finance Charge                        14,723,900.49
     Collections
     Interest/Principal/Spread                                      92,997.56
     Investment Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield                                   12.71%
     Base Rate                                                          8.02%

     Application of Collections             CIA Investor          Total
     Available Funds                           1,030,673.03     14,816,898.05
     Monthly Interest Paid                             0.00      4,649,289.24
     Investor Default Amount Paid                      0.00      3,594,030.37
     Excess Spread                             1,030,673.03      6,573,578.44
     Monthly Interest Shortfall                                          0.00
     Investor Default Amount Shortfall                             338,261.68
     Required Amount                                               338,261.68
     Monthly Interest Paid                       365,164.93        365,164.93
     Investor Default Paid                       295,978.97        634,240.65
     Investor Additional Amounts Paid                  0.00              0.00
     Servicing Fee Paid                                          1,666,666.67
     Excess Finance Charge Collections                           3,907,506.19
     Reallocated Principal                             0.00              0.00
     Monthly Interest Paid
     Investor Default Paid                                               0.00
     Outstanding Monthly Interest                      0.00
     Principal Charge-Offs                             0.00
     Principal Funding
     Controlled Accumulation Amount                                      0.00
     Principal Funding Account Deposit                                   0.00
     Principal Funding Account Balance                                   0.00
     Certificates                           CIA Investor          Total
     Beginning Certificates Balance           70,000,000.00  1,000,000,000.00
     Interest Distribution                       365,164.93     14,013,078.51
     Principal Distribution                            0.00              0.00
     Total Distribution                          365,164.93     14,013,078.51
     Ending Certificate Balance               70,000,000.00  1,000,000,000.00
     Pool Factor                                100.000000%
     Total Distribution Per 1,000                    5.2166
     Certificate
     Interest Distribution Per 1,000                 5.2166
     Certificate
     Principal Distribution Per 1,000                0.0000
     Certificate

     1st   Collection Account Deposit                            4,499,312.17
     2nd Collection Accounts Deposit                             4,499,312.17
     3rd Collection Accounts Deposit                             4,649,289.24
     Quarterly Interest Distribution                             8,998,624.34


     Delinquencies                              61-90            91-120

     Number of Accounts                              31,011            20,756
     Balance of Accounts                         90,203,525        66,137,134

     31+Days Delinquency Rate

     Change in Account Owner Retained            (2,906.25) CIA Investor
     Interest                                               Interest Reduced
                                                            Margin

     Monthly Trust Activity                  Transferor          Series
                                              Interest         Allocations
     -------------------------------------------------------------------------


     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage                                       9.13%
     Beginning Invested /Transferor          206,524,637.94  1,206,524,637.94
     Amount
     Adjusted Invested /Transferor Amount    206,524,637.94  1,206,524,637.94
     Floating Allocation Percentage             17.1173163%      100.0000000%
     Principal Allocation Percentage            17.1173163%      100.0000000%
     Finance Charge Collections                2,934,620.23     17,144,160.83
     Total Yield
     Trust Portfolio Yield
     Principal Collections                    34,500,848.64    201,555,244.61
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                    873,242.14      5,101,513.17
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                  106,268.04        620,821.87
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts      179,408,961.04  1,179,408,961.04
     Group I Information                    Series 1996-3     Series 1997-1
     Invested Amount                       1,000,000,000.00  1,000,000,000.00
     Average Rate                                  5.82231%          5.82661%
     Investor Finance Charge Collections      14,724,094.43     14,724,094.43
     Investor Principal Collections          167,054,395.97    167,054,395.97
     Investor Default Amount Due               4,228,271.03      4,228,271.03
     Investor Monthly Interest Due             5,012,698.05      5,014,454.17
     Investor Monthly Fees Due                 1,666,666.67      1,666,666.67
     Investor Additional Amounts Due                   0.00              0.00

     Delinquencies                              121+              Total

     Number of Accounts                              27,094           411,034
     Balance of Accounts                         95,417,917    982,730,687.06

     31+Days Delinquency Rate

     Monthly Trust Activity                     Trust
                                               Totals
     -------------------------------------------------------


     Beginning Principal  Receivables     13,221,499,157.37
     Balance
     Special Funding Account Balance                   0.00
     Ending Total Principal Balance       13,221,499,157.37
     Series Allocation Percentage
     Beginning Invested /Transferor
     Amount
     Adjusted Invested /Transferor Amount
     Floating Allocation Percentage
     Principal Allocation Percentage
     Finance Charge Collections              187,871,429.11
     Total Yield                                     17.05%
     Trust Portfolio Yield                           12.59%
     Principal Collections                 2,208,709,555.49
     Discount Percentage                              0.00%
     Discount Option Receivable                        0.00
     Collections
     Monthly Payment Rate                            16.71%
     Defaults                                 55,904,081.84
     Monthly Default Rate                             5.07%
     Net Monthly Default Rate                         4.46%
     Recoveries                                6,803,173.01
     Adjustments                            (19,508,639.61)
     New Receivables                       1,947,962,371.76
     Ending Principal  Receivables        12,924,356,531.41
     Balance
     Minimum Series Required Balance       1,070,000,000.00
     Special Funding Account Balance                   0.00
     Ending Total Principal Balance       12,924,356,531.41

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts   12,924,356,531.41
     Group I Information                     Group Total
     Invested Amount                       5,750,000,000.00
     Average Rate                                  5.82505%
     Investor Finance Charge Collections      84,663,542.98
     Investor Principal Collections          960,562,776.80
     Investor Default Amount Due              24,312,558.41
     Investor Monthly Interest Due            28,834,226.61
     Investor Monthly Fees Due                 9,583,333.33
     Investor Additional Amounts Due                   0.00
     Monthly Funding Requirements

     Group:                               Group 1
     Series:                              Series 1997-1
     Supplement Date:                     14-May-97


     MONTHLY STATEMENT
     UNIVERSAL CARD MASTER TRUST
     SERIES 1997-1

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Universal Card Services Corp. ("UCS") as Servicer, Universal Bank, N.A., as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1997-1 Supplement dated as of 5/14/97 (the "Supplement") among UCS, Universal Bank, N.A. and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1997-1 Certificateholders and the performance of the Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 08/17/98 with respect to the performance of the Trust during the month of 07/01/98 to 07/31/98 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1997-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.
 A)  Information regarding distribution
     in
     respect of the Class A Certificates
     per $1,000 original certificate
     principal amount.

(1)  The total amount of the
     distribution in respect of Class A
     Certificates, per $1,000 original
     certificate principal amount                               $14.63386167

(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class A
     Certificates, per $1,000 original
     certificate principal amount                               $14.63386167

(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class A
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000

 B)  Class A Investor Charge Offs and
     Reimbursement of Charge Offs
(1)  The amount of Class A Investor
     Charge Offs                                                       $0.00
(2)  The amount of Class A Investors
     Charge Offs set forth in paragraph 1
     above, per $1,000 original
     certificate
     principal amount                                                  $0.00
(3)  The total amount reimbursed in
     respect of Class A Investor Charge
     Offs                                                              $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                      $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the
     Class A Certificates exceeds the
     Class
     A Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                 $0.00

 C)  Information regarding distributions
     in
     respect of the Class B Certificates,
     per $1,000 original certificate
     principal amount
(1)  The total amount of the
     distribution in respect of Class B
     Certificates, per $1,000 original
     certificate principal amount                               $15.11413953
(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class B
     Certificates, per $1,000 original
     certificate principal amount                               $15.11413953
(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class B
     Certificates, per $1,000 original
     certificate principal amount                                      $0.00

 D)  Amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of
     Class B Invested Amount
(1)  The amount of reductions in Class
     B Invested Amount pursuant to
     clauses
     (c), (d), and (e) of the definition
     of
     Class B Invested Amount                                           $0.00


                                                      C-2

(2)  The amount of reductions in
     the Class B Invested Amount set
     forth
     in paragraph 1 above, per $1,000
     original certificate principal                                    $0.00
     amount
(3)  The total amount reimbursed in
     respect of such reductions in the
     Class B Invested Amount                                           $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                      $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the
     Class B Certificates exceeds the
     Class
     B Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                 $0.00

E)   Information regarding certain
     distributions to the Collateral
     Interest Holder
(1)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of interest on the Collateral
     Invested
     Amount                                                      $365,164.93
(2)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of principal on the Collateral
     Invested Amount                                                   $0.00

 F)  Amount of reductions in Collateral
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of
     Collateral Invested Amount
(1)  The amount of reductions in the
     Collateral Invested Amount pursuant
     to
     clauses (c), (d), and (e) of the
     definition of Collateral Invested
     Amount                                                            $0.00
(2)  The total amount reimbursed in
     respect of such reductions in the
     Collateral Invested Amount                                        $0.00

     UNIVERSAL CARD SERVICES CORP.,
        Servicer

     By:  /s/Tom Donahue
          Name:   Thomas Donahue
          Title:  Servicing Officer

RECEIVABLES  ---

Beginning of the Month Principal                            $13,221,499,157.37
Receivables:
Beginning of the Month Finance Charge                        $152,090,028.33
Receivables:
Beginning of the Month Discounted                                      $0.00
Receivables:
Beginning of the Month Premium                                         $0.00
Receivables:
Beginning of the Month Total Receivables:                   $13,373,589,185.70


Removed Principal Receivables:                                         $0.00
Removed Finance Charge Receivables:                                    $0.00
Removed Total Receivables:                                             $0.00


Additional Principal Receivables:                                      $0.00
Additional Finance Charge Receivables:                                 $0.00
Additional Total Receivables:                                          $0.00


Discounted Receivables Generated this                                  $0.00
Period:
Premium Receivables Generated this                                     $0.00
Period:
End of the Month Principal Receivables:                     $12,924,356,531.41
End of the Month Finance Charge                              $154,124,723.43
Receivables:
End of the Month Discounted Receivables:                               $0.00
End of the Month Premium Receivables:                                  $0.00
End of the Month Total Receivables:                         $13,078,481,254.84


Special Funding Account Balance                                        $0.00
Aggregate Invested Amount (all Master                       $10,958,333,333.33
Trust Series)

End of the Month Total Transferor Amount                    $2,120,147,921.51


DELINQUENCIES AND LOSSES ---
                                                            RECEIVABLES
End of the Month Delinquencies:
   31-60 Days Delinquent                                     $139,343,008.67
   61-90 Days Delinquent                                      $90,203,525.49
   91+ Days Delinquent                                       $161,555,051.25

   Total 31+ Days Delinquent                                 $391,101,585.41

Defaulted Accounts During the Month                           $55,904,081.84

INVESTED AMOUNTS ---

Class A Initial Invested Amount               $850,000,000
Class B Initial Invested Amount                $80,000,000
Collateral Initial Invested Amount             $70,000,000
INITIAL INVESTED AMOUNT                                       $1,000,000,000

Class A Invested Amount                    $850,000,000.00
Class B Invested Amount                     $80,000,000.00
Collateral Invested Amount                  $70,000,000.00
INVESTED AMOUNT                                               $1,000,000,000


Class A Adjusted Invested Amount           $850,000,000.00
Class B Adjusted Invested Amount            $80,000,000.00
Collateral Invested Amount                  $70,000,000.00
ADJUSTED INVESTED AMOUNT                                      $1,000,000,000


MONTHLY SERVICING FEE                                          $1,666,666.67


INVESTOR DEFAULT AMOUNT                                        $4,228,271.03


GROUP 1 INFORMATION


WEIGHTED AVERAGE CERTIFICATE RATE FOR                                5.82505%
ALL SERIES
IN GROUP 1

GROUP 1 INVESTOR FINANCE CHARGE                               $84,663,542.98
COLLECTIONS
GROUP 1 INVESTOR ADDITIONAL AMOUNTS                                    $0.00
GROUP 1 INVESTOR DEFAULT AMOUNT                               $24,312,558.41
GROUP 1 INVESTOR MONTHLY FEES                                  $9,583,333.33
GROUP 1 INVESTOR MONTHLY INTEREST                             $28,834,226.61


SERIES 1997-1 INFORMATION
SERIES 1997-1 ALLOCATION PERCENTAGE                                     9.13%
SERIES 1997-1 ALLOCABLE FINANCE CHARGE                        $17,144,160.83
COLLECTIONS
SERIES 1997-1 ADDITIONAL AMOUNTS                                       $0.00
SERIES 1997-1 ALLOCABLE DEFAULTED AMOUNT                       $5,101,513.17
SERIES 1997-1 MONTHLY FEES                                     $1,666,666.67
SERIES 1997-1 ALLOCABLE PRINCIPAL                            $201,555,244.61
COLLECTIONS
SERIES 1997-1 REQUIRED TRANSFEROR AMOUNT                      $70,000,000.00
FLOATING ALLOCATION PERCENTAGE                                         82.88%

INVESTOR FINANCE CHARGE COLLECTIONS                           $14,209,540.60
INVESTOR DEFAULT AMOUNT                                        $4,228,271.03
REALLOCATED INVESTOR FINANCE CHARGE                           $14,723,900.49
COLLECTIONS
PRINCIPAL ALLOCATIONS PERCENTAGE                                       82.88%
AVAILABLE PRINCIPAL COLLECTIONS                              $167,054,395.97


CLASS A  AVAILABLE FUNDS ---

CLASS A FLOATING PERCENTAGE                                            85.00%

    Class A Floating Percentage of          $12,608,312.98
Reallocated
    Investor Finance Charge Collections
    Other Amounts                                    $0.00
TOTAL CLASS A AVAILABLE FUNDS                                 $12,608,312.98

   Class A Monthly Interest                  $4,237,387.42
   Class A Servicing Fee (if applicable)             $0.00
   Class A Investor Default Amount           $3,594,030.37
TOTAL CLASS A EXCESS SPREAD                                    $4,776,895.19

CLASS A REQUIRED AMOUNT                                                $0.00

CLASS B AVAILABLE FUNDS ---

CLASS B FLOATING PERCENTAGE                                             8.00%

CLASS B AVAILABLE FUNDS                                        $1,177,912.04

   Class B Monthly Interest                    $411,901.82
   Class B Servicing Fee (if applicable)             $0.00
TOTAL CLASS B EXCESS SPREAD                                      $766,010.22

COLLATERAL AVAILABLE FUNDS --

COLLATERAL FLOATING PERCENTAGE                                          7.00%

COLLATERAL AVAILABLE FUNDS                                     $1,030,673.03
   Collateral Interest Servicing Fee                                   $0.00
(if  applicable)
TOTAL COLLATERAL EXCESS SPREAD                                 $1,030,673.03

EXCESS SPREAD ---

TOTAL EXCESS SPREAD                                            $6,573,578.44

                                                      C-6

Excess Spread Applied to Class A                                       $0.00
Required Amount
Excess Spread Applied to Class A                                       $0.00
Investor Charge
Offs
Excess Spread Applied to Class B                                 $338,261.68
Required Amount
Excess Spread Applied to Reductions of                                 $0.00
Class B
Invested Amount pursuant to clauses (c),
(d) and (e)

Excess Spread Applied to Collateral                              $365,164.93
Monthly
Interest
Excess Spread Applied to Unpaid Monthly                        $1,666,666.67
Servicing Fee
Excess Spread Applied Collateral Default                         $295,978.97
Amount
Excess Spread Applied to Reductions of                                 $0.00
Collateral Invested Amount Pursuant to
Clauses
(c), (d) and (e)
Excess Spread Applied to Reserve Account                               $0.00
Excess Spread Applied to Other Amounts                                 $0.00
Owed to
Collateral Interest Holder

TOTAL EXCESS FINANCE CHARGE COLLECTIONS
ELIGIBLE
FOR OTHER EXCESS ALLOCATION SERIES                             $3,907,506.19

EXCESS FINANCE CHARGES COLLECTIONS

 TOTAL EXCESS FINANCE CHARGE COLLECTIONS                      $42,225,806.50
 FOR ALL ALLOCATION SERIES

SERIES 1997-1 EXCESS FINANCE CHARGE
COLLECTIONS ---

EXCESS FINANCE CHARGE COLLECTIONS                                      $0.00
ALLOCATED TO SERIES 1997-1

Excess Finance Charge Collections                                      $0.00
Applied to
Class A Required Amount
Excess Finance Charge Collections                                      $0.00
Applied to
Class A Investor Charge Offs
Excess Finance Charge Collections                                      $0.00
Applied to
Class B Required Amount
Excess Finance Charge Collections                                      $0.00
Applied to
Reductions of Class B Invested Amount
Pursuant
to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                      $0.00
Applied to
Collateral Monthly Interest
Excess Finance Charge Collections                                      $0.00
Applied to
Unpaid Monthly Servicing Fee
Excess Finance Charge Collections                                      $0.00
Applied to
Collateral Default Amount

Excess Finance Charge Collections                                      $0.00
Applied to
Reductions of Collateral Invested Amount
Pursuant to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                      $0.00
Applied to
Reserve Account
Excess Finance Charge Collections                                      $0.00
Applied to
Other Amounts Owed to Collateral
Interest Holder

YIELD AND BASE RATE---

Base Rate (Current Month)                             8.02%                 1
Base Rate (Prior Month)                               7.82%                 1
Base Rate (Two Months Ago)                            7.82%                 1
THREE MONTH AVERAGE BASE RATE                                           7.89%

Series Adj Portfolio Yield (Curr Month)              12.71%                 1
Series Adj Portfolio Yield (Prior Month)             11.33%                 1
Series Adj Port Yield (Two Months Ago)               11.33%                 1
THREE MONTH AVERAGE SERIES ADJUSTED                                    11.79%
PORTFOLIO
YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                           85.00%

   Class A Principal Collections           $141,996,236.57

CLASS B PRINCIPAL PERCENTAGE                                            8.00%

   Class B Principal Collections            $13,364,351.68

COLLATERAL PRINCIPAL PERCENTAGE                                         7.00%
   Collateral Principal Collections         $11,693,807.72

AVAILABLE PRINCIPAL COLLECTIONS            $167,054,395.97

REALLOCATED PRINCIPAL COLLECTIONS                                      $0.00

SERIES 1997-1 PRINCIPAL SHORTFALL                                      $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE                                 $0.00
FROM OTHER
PRINCIPAL SHARING SERIES

ACCUMULATION ---

Controlled Accumulation Amount                       $0.00
Deficit Controlled Accumulation Amount               $0.00
CONTROLLED DEPOSIT AMOUNT                                              $0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                      $0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE                        $167,054,395.97
FOR OTHER
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                           $0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT                                  $0.00
(OTHER THAN
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN COLLATERAL INVESTED AMOUNT                               $0.00
(OTHER
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                $0.00
PREVIOUS CLASS B INVESTED AMOUNT                                       $0.00
REDUCTIONS
REIMBURSED

PREVIOUS COLLATERAL INVESTED AMOUNT                                    $0.00
REDUCTIONS
REIMBURSED


     UNIVERSAL CARD SERVICES CORP.,
     as Servicer


     By:  /s/Tom Donahue
          Name:   Thomas Donahue
          Title:  Servicing Officer